THIRD
                                AMENDED AND RESTATED
                             REVOLVING CREDIT AGREEMENT

                             Dated as of March 31, 1994


                                  by and among

                  GENERAL AMERICAN TRANSPORTATION CORPORATION,

                              BANKERS TRUST COMPANY,
                                   as agent
                                      and

                      ABN AMRO BANK N.V., CHICAGO BRANCH
                            THE BANK OF NEW YORK
                            BANKERS TRUST COMPANY
                 THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)
                               CHEMICAL BANK
                     THE FIRST NATIONAL BANK OF CHICAGO
                     THE INDUSTRIAL BANK OF JAPAN, LTD.
                              MELLON BANK, N.A.
                              BANK OF MONTREAL
                           SWISS BANK CORPORATION
                              CITIBANK, N.A.
                            J.P. MORGAN DELAWARE

                        TABLE OF CONTENTS
                         -----------------

                                                             Page
                                                             -----

ARTICLE I DEFINITIONS; CONSTRUCTION. . . . . . . . . . . . . .  1
     Section 1.01.  Definitions. . . . . . . . . . . . . . . .  1
     Section 1.02.  Accounting Terms and Determinations. . . .  9
     Section 1.03.  Other Definitional Terms . . . . . . . . . 10

ARTICLE II     AMOUNTS AND TERMS OF LOANS. . . . . . . . . . . 10
     Section 2.01.  Commitments. . . . . . . . . . . . . . . . 10
     Section 2.02.  Notice of Borrowing. . . . . . . . . . . . 10
     Section 2.03.  Disbursement of Funds. . . . . . . . . . . 11
     Section 2.04.  Other. . . . . . . . . . . . . . . . . . . 12
     Section 2.05.  Interest . . . . . . . . . . . . . . . . . 13
     Section 2.06.  Interest Periods . . . . . . . . . . . . . 14
     Section 2.07.  Repayment of Loans . . . . . . . . . . . . 15
     Section 2.08.  Termination or Reduction of Commitments. . 15
     Section 2.09.  Prepayments. . . . . . . . . . . . . . . . 15
     Section 2.10.  Fees . . . . . . . . . . . . . . . . . . . 16
     Section 2.11.  Payments, Etc. . . . . . . . . . . . . . . 17
     Section 2.12.  Illegality.. . . . . . . . . . . . . . . . 18
     Section 2.13.  Increased Costs, Etc . . . . . . . . . . . 19
     Section 2.14.  Change of Lending Office; Replacement of
                    Banks. . . . . . . . . . . . . . . . . . . 22
     Section 2.15.  Funding Losses . . . . . . . . . . . . . . 22
     Section 2.16.  Sharing of Payments, Etc.. . . . . . . . . 22
     Section 2.17.  Yield Protection . . . . . . . . . . . . . 23

ARTICLE III    CONDITIONS TO BORROWINGS AND RESTATEMENT. . . . 24
     Section 3.01.  Conditions Precedent to Certain Loans. . . 24
     Section 3.02.  Conditions Precedent to Third Amendment
                    and Restatement. . . . . . . . . . . . . . 24

ARTICLE IV     REPRESENTATIONS AND WARRANTIES. . . . . . . . . 25
     Section 4.01.  Corporate Existence. . . . . . . . . . . . 25
     Section 4.02.  Authorization of Agreement; No Viola-
                    tion . . . . . . . . . . . . . . . . . . . 25
     Section 4.03.  Governmental Approvals . . . . . . . . . . 26
     Section 4.04.  Binding Effect . . . . . . . . . . . . . . 26
     Section 4.05.  Financial Information. . . . . . . . . . . 26
     Section 4.06.  Litigation . . . . . . . . . . . . . . . . 26
     Section 4.07.  Employee Benefit Plans . . . . . . . . . . 27

ARTICLE V COVENANTS. . . . . . . . . . . . . . . . . . . . . . 27
     Section 5.01.  Certain Affirmative Covenants. . . . . . . 27
     Section 5.02.  Reporting Covenants. . . . . . . . . . . . 28
     Section 5.03.  Financial Test Covenants for the
                    Company. . . . . . . . . . . . . . . . . . 31
     Section 5.04.  Mergers, Etc.. . . . . . . . . . . . . . . 32
     Section 5.05.  Special Negative Pledge Covenant . . . . . 32
     Section 5.06.  Use of Proceeds. . . . . . . . . . . . . . 32
     Section 5.07.  Certain Transfers to Subsidiaries of the
                    Company. . . . . . . . . . . . . . . . . . 33

ARTICLE VI     EVENTS OF DEFAULT . . . . . . . . . . . . . . . 33
     Section 6.01.  Payments . . . . . . . . . . . . . . . . . 33
     Section 6.02.  Covenants Without Notice . . . . . . . . . 33
     Section 6.03.  Other Covenants. . . . . . . . . . . . . . 33
     Section 6.04.  Representations. . . . . . . . . . . . . . 33
     Section 6.05.  Non-Payments of Other Indebtedness . . . . 34
     Section 6.06.  Defaults Under Other Agreements. . . . . . 34
     Section 6.07.  Failure to Pay, Etc. . . . . . . . . . . . 34
     Section 6.08.  Bankruptcy . . . . . . . . . . . . . . . . 34
     Section 6.09.  ERISA. . . . . . . . . . . . . . . . . . . 35
     Section 6.10.  Judgments. . . . . . . . . . . . . . . . . 35
     Section 6.11.  Change of Control; Merger. . . . . . . . . 35

ARTICLE VII    THE AGENT . . . . . . . . . . . . . . . . . . . 36
     Section 7.01.  Appointment of Agent . . . . . . . . . . . 36
     Section 7.02.  Nature of Duties of Agent. . . . . . . . . 36
     Section 7.03.  Lack of Reliance on the Agent. . . . . . . 37
     Section 7.04.  Certain Rights of the Agent. . . . . . . . 37
     Section 7.05.  Reliance by Agent. . . . . . . . . . . . . 37
     Section 7.06.  Indemnification of Agent . . . . . . . . . 38
     Section 7.07.  The Agent in its Individual Capacity . . . 38
     Section 7.08.  Successor Agent. . . . . . . . . . . . . . 38
     Section 7.09.  Holders of Notes . . . . . . . . . . . . . 39

ARTICLE VIII   MISCELLANEOUS . . . . . . . . . . . . . . . . . 39
     Section 8.01.  Notices. . . . . . . . . . . . . . . . . . 39
     Section 8.02.  Amendments, Etc. . . . . . . . . . . . . . 40
     Section 8.03.  No Waiver; Remedies Cumulative . . . . . . 40
     Section 8.04.  Payment of Expenses, Etc.. . . . . . . . . 41
     Section 8.05.  Adjustment; Set-Off. . . . . . . . . . . . 42
     Section 8.06.  Benefit of Agreement.. . . . . . . . . . . 44
     Section 8.07.  Governing Law; Submission to
                    Jurisdiction . . . . . . . . . . . . . . . 46
     Section 8.08.  Independent Nature of Banks' Rights. . . . 47
     Section 8.09.  Counterparts . . . . . . . . . . . . . . . 47
     Section 8.10.  Effectiveness; Survival of Indemnities . . 47
     Section 8.11.  Headings Descriptive . . . . . . . . . . . 47
     Section 8.12.  Survival of Representations. . . . . . . . 48
     Section 8.13.  Severability . . . . . . . . . . . . . . . 48
     Section 8.14.  Prior Lenders and GATX . . . . . . . . . . 48


SCHEDULE 1:    Lending Offices
EXHIBIT A:     Form of Promissory Note of the Company
EXHIBIT B:     Form of Opinion of Paul A. Heinen, Esq.
EXHIBIT C:     Form of Opinion of Messrs. Mayer, Brown & Platt
EXHIBIT D:     Form of GATX Side Letter
EXHIBIT E:     Form of Assignment and Assumption Agreement

     This THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Agreement") was initially dated as of October 20, 1987, amended and restated as of September 28, 1990, amended as of March 31, 1992, amended and restated as of November 13, 1992 and is hereby further amended and restated as of March 31, 1994 by and among General American Transportation Corporation, a New York corporation (the "Company"), as the borrower hereunder, the undersigned financial institutions in their capacities as lenders hereunder (collectively, the "Banks" and each, a "Bank"), and Bankers Trust Company, as Agent (as defined below).

                        R E C I T A L S:
                        ----------------

     The Company and the Company's corporate parent, GATX Corporation, a New York corporation ("GATX"), previously requested that certain of the Banks and certain other financial institutions (the "Prior Lenders") make available to them certain credit facilities described below, and such Banks and the Prior Lenders were willing to make such credit facilities available to the Company and GATX, all upon the terms and subject to the conditions set forth in this Agreement, as previously in effect (the "Original Agreement").

     The Company, GATX, certain of the Banks, the Prior Lenders and the Agent entered into the Original Agreement as of October 20, 1987, amended and restated the Original Agreement as of September 28, 1990 (the "First Restatement"), amended the First Restatement as of March 31, 1992 and subsequently amended and restated the First Restatement as of November 13, 1992 (the "Second Restatement").

     Among other things, the Second Restatement provided for the removal of GATX as a party to and as a borrower under this Agreement.

     The Company, the Banks and the Agent now desire to amend and to restate the Second Restatement in its entirety to effect the changes provided for herein.

     NOW, THEREFORE, it is agreed as follows:


                           ARTICLE I.

                    DEFINITIONS; CONSTRUCTION
                    -------------------------

     Section 1.01.  Definitions.  In addition to the terms defined
                    -----------
in the introduction to this Agreement, as used herein, the following terms shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

     "Acquiree Bank" shall have the meaning provided in Section
      --------------                                    -------
8.06(d).
- -------

     "Acquiror Bank" shall have the meaning provided in Section
      -------------                                     -------
8.06(d).
- -------

     "Affiliate" of any Person means any other Person directly or
      ---------
indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agent" shall mean Bankers Trust Company, acting in the manner
      -----
and to the extent described in Article VII hereof, including any
                               -------
successors and assigns thereunder.

     "Agencies" shall mean Standard and Poor's Corporation and
      --------
Moody's Investors Service, Inc. or any successor entity or entities thereto.

     "Agreement" shall mean this Third Amended and Restated
      ---------
Revolving Credit Agreement, as amended, supplemented or modified from time to time.

     "Authorized Officer" of any Person shall mean the Chairman of
      ----------
the Board of Directors, President, Chief Financial Officer or Treasurer of such Person; provided, that any certificate delivered
                          --------
pursuant to this Agreement by any officer of any Person other than the Chief Financial Officer or Treasurer of such Person shall not be considered to have been delivered by an Authorized Officer unless such certificate states that such officer has conferred on the subject matter thereof with the Chief Financial Officer or Treasurer of such Person.

     "Bank" shall have the meaning provided in the introduction to
      ----
this Agreement.

     "Bankruptcy Code" shall have the meaning provided in Section
      ---------------                                     -------
6.08.
- ----
     "Base Rate" shall mean, for any day, a rate per annum (rounded
      ---------
upwards to the next highest 1/16 of 1% if not already an integral multiple of 1/16 of 1%) equal to the greater of (a) the Prime Lending Rate (computed on the basis of the actual number of days elapsed over a year of 365 days) in effect on such day; or (b) the Federal Funds Effective Rate in effect on such day plus three-eighths of one percent (3/8%) per annum.

     "Base Rate Loan" shall mean a Loan bearing interest at the
      --------------
rate provided in Section 2.05(a).
                 ---------------

     "Benefitted Bank" shall have the meaning provided in Section
      ---------------                                     -------
8.05.
- ----

     "Bond Ratings" shall mean the Company's senior, unsecured long
      ------------
term bond ratings, as determined by the Agencies.

     "Borrowing" shall mean a borrowing by the Company pursuant to
      ---------
a Notice of Borrowing consisting of the same Type of Loans having the same Interest Period (except as otherwise provided in Sections
                                                          --------
2.12 and 2.13) to be made (except as indicated in Section 2.03(c))
- --------------                                    ----------------
by all of the Banks concurrently.

     "BTCo." shall mean Bankers Trust Company, a banking
      ----
corporation chartered under the laws of the State of New York.

     "Business Day" shall mean any day excluding (i) Saturday,
      ------------
Sunday and any other day on which banks are required or authorized to close in Chicago or New York City and (ii) if the applicable Business Day relates to Eurodollar Loans any day on which trading is not carried on by and between banks in Dollar deposits in the applicable interbank Eurodollar market.

     "Code" shall mean the Internal Revenue Code of 1986, as
      ----
amended from time to time.

     "Commitment" shall have the meaning provided in Section
      ----------                                     -------
2.01(b).
- -------
     "Commitment Percentage" shall mean, with respect to each Bank,
      ---------------------
the percentage set opposite the name of such Bank on the signature pages hereof.

     "Company" shall have the meaning provided in the introduction
      -------
to this Agreement.

     "Consolidated Capital Base"  shall mean as at any date, the
      ------------
sum of the Consolidated Tangible Net Worth of the Company, plus
- ---                                                        ----
deferred income tax liabilities of the Company and its Subsidiaries on a consolidated basis at such date determined in accordance with GAAP.

     "Consolidated Net Income" for any Person shall mean, for any
      ------------
fiscal quarter of such Person, the net after-tax income of such Person and its Subsidiaries for such fiscal quarter, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Pre-Tax Income" for any Person shall mean, for
      ------------
any fiscal quarter of such Person, the Consolidated Net Income of such Person for such fiscal quarter, plus any income taxes accrued
                                     ----
by such Person and its Subsidiaries during such fiscal quarter, less any Equity in Net Earnings of Affiliated Companies in such
- ----
fiscal quarter, plus or minus, as applicable, the non-cash cumulative effect of accounting changes.

     "Consolidated Tangible Net Worth" of the Company shall mean as
      -------------------------------
at any date, the Net Worth of the Company and its Subsidiaries, determined on a consolidated basis, minus intangible assets
                                    -----
(including, without limitation, franchises, patents and patent applications, trademarks and brand names, goodwill, research and development expenses, unamortized debt discount and expense, and all write-ups in the book value of any asset (excluding write-ups of assets resulting from the application of principles of purchase accounting).

     "Default" shall mean any condition or event which, with notice
      -------
or lapse of time or both, would constitute an Event of Default.

     "Designated Quarter" of any Person shall mean any fiscal
      ------------------
quarter of such Person for which the Consolidated Net Income of such Person and its Subsidiaries is greater than zero.

     "Dollar" and the sign "$" shall mean lawful money of the
      ------               --
United States of America.

     "Effective Date" shall have the meaning provided in Section
      --------------                                     --------
8.10.
- -----

     "Equity in Net Earnings of Affiliated Companies" shall mean
      ----------------------------------------------
the after-tax earnings attributed to the Company in connection with its investments in (a) Persons as to which the Company owns at least 20% but not more than 50% of the total equity interests and
(b) joint ventures in which the Company is a participant.

     "ERISA" shall mean the Employee Retirement Income Security Act
      -----
of 1974, as amended from time to time.

     "ERISA Affiliate" shall mean each trade or business (whether
      ---------------
or not incorporated) which together with the Company or a Subsidiary of the Company would be under "common control" within the meaning of Section 4001 of ERISA.

     "ERISA Termination Event" shall mean (i) a "reportable event"
      -----------------------
described in Section 4043 of ERISA and the regulations issued thereunder, other than a "reportable event" with respect to which the provision for thirty (30) day notice to the PBGC has been waived or contingently waived under such regulations, or (ii) the withdrawal of the Company or any Subsidiary of the Company or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (iii) the filing of a notice of intent to terminate a Plan with respect to which there are insufficient assets to pay benefits as they become due or the treatment of an amendment of such a Plan as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; provided, that no event or
                                 --------
occurrence of the type described in clauses (i) through (v) above shall constitute an ERISA Termination Event unless there shall result from such event or occurrence either a liability or a material risk of incurring a liability to the PBGC or a Plan, which will have a material adverse effect upon the business, financial condition, results of operation or prospects of the Company, together with its Subsidiaries taken as a whole.

     "Eurodollar Loan" shall mean a Loan bearing interest at the
      ---------------
rate provided in Section 2.05(b).
                 ---------------

     "Eurodollar Rate" shall mean the arithmetic average (rounded
      ---------------
upwards to the nearest 1/16 of 1%) of the offered quotation, if any, to first-class banks in the Eurodollar market by each of the Reference Banks for Dollar deposits of amounts in immediately available funds comparable to the principal amount of the Eurodollar Loan of such Reference Bank for which the Eurodollar Rate is being determined with maturities comparable to the Interest Period for which such Eurodollar Rate will apply as of approximately 10:00 A.M. (New York time) two (2) Business Days prior to the commencement of such Interest Period. If any Reference Bank fails to provide its offered quotation to the Agent, the Eurodollar Rate shall be determined on the basis of the quotation(s) of the other Reference Bank(s).

     "Event of Default" shall have the meaning provided in Article
      ----------------                                     -------
VI.
- --

     "Facility Fees" shall have the meaning provided in Section
      -------------                                     -------
2.10.
- ----

     "Federal Funds Effective Rate" shall mean, for any day, the
      ----------------------------
rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System (including any such successor, "H.15(519)") for that day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for that day will be the rate set forth in the daily statistical release designated as the Composite 3:30 P.M. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 P.M. Quotations") for that day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such day is not yet published in either H.15(519) or the Composite 3:30 P.M. Quotations, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 A.M., New York time, on that day by each of three leading brokers of Federal funds transactions in New York City, selected by the Agent.

     "First Restatement" shall have the meaning provided in the
      -----------------
recitals to this Agreement.

     "Former Bank" shall have the meaning provided in Section
      -----------                                     -------
8.06(e).
- -------

     "GAAP" shall mean generally accepted accounting principles in
      ----
the United States of America as in effect on the date hereof and applied on a basis consistent with the financial statements
referred to in Sections 4.05(a) and 4.05(b), respectively.
               ----------------     -------

     "GATX" shall have the meaning provided in the recitals to this
      ----
Agreement.

     "Indebtedness" of any Person shall mean (without duplication):
      ------------

          (a) all obligations of such Person for borrowed money or for the deferred purchase price of property or services, and all obligations evidenced by bonds, debentures, notes or other similar instruments (but excluding in each case those accounts payable and accruals that were incurred or created in the normal course of business and have original maturities of one year or less);

          (b) all rental obligations under leases required to be capitalized under, and as valued in accordance with, GAAP;

          (c) all guaranties (direct or indirect), all contingent reimbursement obligations under undrawn letters of credit and other contingent obligations of such Person in respect of, or obligations to purchase or otherwise acquire or to assure payment of, Indebtedness of others; and

          (d) all obligations of such Person under, in connection with or related to (i) any preferred stock or any instrument of a similar character issued by such Person which has or may potentially have characteristics of Indebtedness under GAAP (including, without limitation, support provided by a letter or letters of credit), or (ii) any financing instrument or arrangement issued or undertaken by such Person (A) that has a stated maturity date, (B) under which any default does or may result in any payment obligation or acceleration of any payment obligation, (C) that is subject to a redemption obligation that either is mandatory or may be imposed at the option of the holder or obligee thereof, or (D) that is convertible or exchangeable into any other instrument of Indebtedness.

     "Indebtedness for Borrowed Money" of any Person shall mean all
      ------------
Indebtedness of such Person other than all guaranties (direct or indirect), all contingent reimbursement obligations under undrawn letters of credit and other contingent obligations of such Person in respect of, or obligations to purchase or otherwise acquire or to assure payment of, Indebtedness of others.

     "Intercompany Borrowings" of any Person shall mean, as of any
      -----------------------
date, all net Indebtedness for Borrowed Money on such date of such Person owed to Affiliates of such Person.

     "Interest" shall mean all payments and obligations that would
      --------
constitute payments of or obligations on account of interest under GAAP, and shall include (without limitation) amortization of original issue discount on any Indebtedness, the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting, the net costs associated with interest rate swap obligations or agreements, and all but the principal component of rentals in respect of capitalized lease obligations, reasonably determined in accordance with GAAP.

     "Interest Expense" of any Person shall mean for any fiscal
      ----------------
quarter of such Person, the aggregate amount of Interest paid or accrued by such Person during such fiscal quarter with respect to Indebtedness owed to Persons that are not Affiliates of such Person, determined in accordance with GAAP but without duplication.

     "Interest Period" shall have the meaning provided in Section
      ---------------                                     -------
2.06.
- ----

     "Lending Office" shall mean for each Bank the office specified
      --------------
opposite such Bank's name on Schedule 1 hereto with respect to each
                             ----------
Type of Loan, or such other office as such Bank may designate in writing from time to time to the Company and the Agent with respect to such Type of Loan.

     "Lien" shall mean any mortgage, pledge, security interest,
      ----
encumbrance, lien, charge or deposit arrangement or other arrangement having the practical effect of any of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement.

     "Loan" shall have the meaning provided in Section 2.01(a).
      ----                                     ---------------

     "Long-Term Indebtedness for Borrowed Money" of any Person as
      -----------------------------------------
of any date shall mean all Indebtedness for Borrowed Money of such Person which is not a current liability as of such date as determined in accordance with GAAP.

     "Majority Banks" shall mean at any time Banks holding more
      --------------
than fifty percent (50%) of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks having more than fifty percent (50%) of the aggregate Commitments.

     "Margin Stock" shall have the meaning provided in
      ------------
Regulation U.

     "Maturity Date" shall mean March 31, 1998.
      -------------

     "Net Worth" shall mean, with respect to any Person as at any
      ---------
date, the sum of the capital stock and additional capital, plus
          ---                                              ----
reinvested earnings (or minus accumulated deficit) of such Person
                        -----
at such date, determined in accordance with GAAP.

     "Note" shall mean any promissory note issued pursuant to
      ----
Section 2.04(c).
- ---------------

     "Notice of Borrowing" shall have the meaning provided in
      -------------------
Section 2.02(a).
- ---------------

     "Obligations" shall mean all unpaid principal of and accrued
      -----------
and unpaid interest on the Indebtedness incurred pursuant to this Agreement, all accrued and unpaid fees and all other obligations of the Company to the Agent or any Bank arising under this Agreement or any Note.

     "Original Agreement" shall have the meaning provided in the
      ------------------
recitals to this Agreement.

     "Payment Office" shall mean the Agent's office located at One


Bankers Trust Plaza, New York, New York 10006, Attention: Ms. Mary Rodwell, Loan Division.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation, or
      ----
any successor thereto.

     "Pension Plan" shall mean any Plan which is a multiemployer
      ------------
plan or single employer plan, as defined in Section 4001 and subject to Title IV of ERISA.

     "Person" shall mean any individual, partnership, firm,
      ------
corporation, association, joint venture, trust or other entity, or any government or political subdivision or agency, department or instrumentality thereof.

     "Plan" shall mean any employee benefit plan, as defined in
      ----
Section 3(3) of ERISA, which is or, at any time during the five (5) calendar years preceding the date of this Agreement, was maintained for employees of the Company or a Subsidiary of the Company or an ERISA Affiliate.

     "Prime Lending Rate" shall mean the rate which BTCo. announces
      ------------------
from time to time as its prime lending rate, as in effect from time to time. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. BTCo. and the other Banks may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

     "Prior Lenders" shall have the meaning provided in the
      -------------
recitals to this Agreement.

     "Railcar Lease Expense" shall mean, for any fiscal quarter of
      ---------------------
the Company, the Company's railcar sale/leaseback operating lease expense for such fiscal quarter.

     "Reference Banks" shall mean BTCo., The First National Bank of
      ---------------
Chicago and The Chase Manhattan Bank (National Association).

     "Register" shall have the meaning provided in Section 2.04(a).
      --------                                     ---------------
     "Regulation D" and "Regulation U" shall mean Regulation D and
      -------------------------------

Regulation U, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto.

     "Regulatory Change" shall have the meaning provided in Section
     ------------------                                     -------
2.17.
- ----

     "Replacement Bank" shall have the meaning provided in Section
      ----------------                                     -------
8.06(e).
- -------

     "Required Banks" shall mean at any time Banks holding at least
      --------------
sixty-six and two-thirds percent (66-2/3%) of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks having at least sixty-six and two-thirds percent (66-2/3%) of the aggregate Commitments.

     "Second Restatement" shall have the meaning provided in the
      ------------------
recitals to this Agreement.

     "Second Restatement Date" shall mean November 19, 1992.
      -----------------------

     "Short-Term Indebtedness for Borrowed Money" for any Person
      ------------------------------------------
shall mean, as of any date, any Indebtedness for Borrowed Money of such Person other than Long-Term Indebtedness for Borrowed Money.

     "Subsidiary" of any Person shall mean a corporation of which
      ----------
a majority of the outstanding shares of stock of each class having ordinary voting power is owned by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more of its Subsidiaries.

     "Third Restatement Date" shall mean March 31, 1994.
      ----------------------

     "Total Indebtedness" of the Company shall have the meaning
      ------------------
provided in Section 5.03(c).
            ---------------

     "Type" of Loan shall mean Base Rate Loan or Eurodollar Loan.
     ------

     "Unrelated Guaranties" shall mean guaranties extended by the
      ---------------------

Company or GATX Terminals Corporation relating to Indebtedness for Borrowed Money incurred by other Persons which are not consolidated with the Company, as determined in accordance with GAAP.

     Section 1.02.  Accounting Terms and Determinations.  Unless
                    -----------------------------------
otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered here-under shall be prepared and all financial records shall be maintained in accordance with GAAP.

     Section 1.03.  Other Definitional Terms.  The words "hereof",
                    ------------------------
"herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule, exhibit and like references are to this Agreement unless otherwise specified. The words "the date hereof" and words of similar import when used in this Agreement shall refer to the Third Restatement Date.

                           ARTICLE II.

                   AMOUNTS AND TERMS OF LOANS
                   --------------------------

     Section 2.01.  Commitments.
                    -----------

          (a) Subject to and upon the terms and conditions herein set forth, each Bank severally agrees, at any time and from time to time prior to the Maturity Date, to make loans (each a "Loan" and collectively the "Loans") to the Company.

          (b) Each Loan made to the Company pursuant hereto by each Bank shall, at the option of the Company, be either a Base Rate Loan or a Eurodollar Loan; provided, that, except as otherwise
                                --------
specifically contemplated herein, all Loans made pursuant to the same Borrowing shall be of the same Type. In addition, the Loans made pursuant hereto by each Bank shall not exceed in aggregate principal amount outstanding at any one time the amount set forth opposite such Bank's name on the signature pages hereof (as the same may be reduced pursuant to Section 2.08 and otherwise from
                                ------------
time to time, its "Commitment," and collectively for all Banks, the "Commitments"). There may be more than one Borrowing on any day. Within the foregoing limits and subject to the conditions set forth in Article III, the Company may borrow under this Section, repay
   ------------
under Section 2.07, prepay under Section 2.09 and reborrow.


     (c) The aggregate principal amount of each Borrowing hereunder shall be not less than $5,000,000 and shall be in an integral multiple of $1,000,000 (except that any Borrowing of Base Rate Loans may be in the aggregate amount of the unused
Commitments).

     Section 2.02.  Notice of Borrowing.
                    -------------------

          (a) Whenever the Company desires to make a Borrowing hereunder, it shall give the Agent at least same-day written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan and at least three (3) Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Eurodollar Loan to be made hereunder, such notice to be given prior to 11:00 A.M. (New York time) on the date specified. Each such notice (each a "Notice of Borrowing") shall be irrevocable and specify the aggregate principal amount of the Loans to be made pursuant to such Borrowing, the date of Borrowing (which shall be a Business Day), whether the Loans being made pursuant to such Borrowing are to be Base Rate Loans or Eurodollar Loans and the Interest Period to be applicable thereto.

          (b) Without in any way limiting the obligation of the Company to confirm in writing any telephonic notice, the Agent may act without liability upon the basis of telephonic notice believed by the Agent in good faith to be from the Company prior to receipt of written confirmation.

          (c) The Agent shall promptly give each Bank telephonic notice (confirmed in writing) of the proposed Borrowing, of such Bank's proportionate share thereof and of the other matters covered by the Notice of Borrowing.

          (d) Each Reference Bank agrees to furnish to the Agent timely information for the purpose of determining each Eurodollar Rate, as applicable. The Agent shall give prompt notice by telephone (confirmed in writing) or in writing to the Company and the Banks of the applicable interest rate determined by the Agent for purposes of Section 2.05(a) or (b), and the applicable rate, if
                ---------------    ---
any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under Section 2.05(b).
                                               ---------------

     Section 2.03.  Disbursement of Funds.
                    ---------------------

          (a) On the date of each Borrowing by the Company, no later than 1:00 P.M. (New York time) for Base Rate Loans and 10:00 A.M. (New York time) for Eurodollar Loans, each Bank will make available at the Payment Office its pro rata portion of the amount (if any) by which the principal amount of the Borrowing requested to be made on such date exceeds the principal amount of Loans made to the Company (if any) maturing on such date, in Dollars and in immediately available funds. The Agent will make available to the Company at the Payment Office the aggregate of the amounts (if any) so made available by the Banks, and in that connection, the Agent will not intentionally unduly delay any Fed wire or other wire transfer requested by the Company of immediately available funds received by the Agent (or made available by the Agent in its discretion pursuant to Section 2.03(b) below) relating to any
                       ---------------
Borrowing. To the extent that Loans made to the Company by the Banks mature on the date of a requested Borrowing made by the Company, the Banks shall apply the proceeds of the Loans they are then making, to the extent thereof, to the repayment of such maturing Loans, such Loans and repayments intended to be a contemporaneous exchange, with such application of proceeds to be the method of repayment pro tanto of such Loans.
                        ---------

          (b) Unless the Agent shall have been notified by any Bank prior to the date of a Borrowing that such Bank does not intend to make available to the Agent such Bank's portion of the Borrowing to be made on such date, the Agent may assume that such Bank has made such amount available to the Agent on such date and the Agent may make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank on the date of Borrowing, the Agent shall be entitled to recover such corresponding amount on demand from such Bank together with interest at the customary rate set by the Agent for the correction of errors among banks. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Company, and the Company shall promptly pay such corresponding amount to the Agent together with interest at the rate specified for the Borrowing which includes such amount paid, from and including the date of such Borrowing to but excluding the date of payment. Nothing in this subsection shall be deemed to relieve any Bank from its obligation to fulfill its Commitment hereunder or to prejudice any rights that the Company may have against any Bank as a result of any default by such Bank hereunder.

          (c) No Bank shall be responsible for any default by any other Bank in its obligation to make Loans hereunder, and each Bank shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Bank to fulfill its Commitment hereunder. In the event that any Bank does not make any Loan it is obligated to make hereunder as part of any Borrowing to the Company, upon same-day written notice to the Agent received prior to 2:00 P.M. (New York time) (or telephonic notice prior to such time promptly confirmed in writing), the Company may make a Borrowing from all the other Banks, according to the terms of this
Article II, composed of Base Rate Loans in an aggregate principal amount equal to the principal amount of the Loan to have been made by such defaulting Bank; provided, however, that no Bank shall be
                         --------  -------
required pursuant to this sentence to make any Loan causing the aggregate principal amount of its Loans to exceed its Commitment; and provided, further, that the Commitment Percentages of all Banks
    --------  -------
other than any Bank not making the Loan it is obligated to make (as contemplated above) shall be adjusted, solely for the purpose of computing pro rata shares of the Borrowing provided for in this sentence, so as to equal one hundred percent (100%). Any written notice received by the Agent from the Company in compliance with the terms of the second sentence of this Section 2.03(c) shall
                                         ---------------
constitute a Notice of Borrowing for all purposes hereunder.

     Section 2.04.  Other.
                    -----

          (a) The Agent shall maintain a register (the "Register") on which it will record the Commitment of each Bank in respect of the Loans, the Borrowings made in respect thereof with respect to each Bank and each repayment in respect of any Loans made to each Bank. Any such recordation by the Agent on the Register shall be conclusive, absent manifest error. Each Bank shall record on its internal records (including computerized systems) the amount of each Borrowing made from it in respect of the Loans and each repayment to it in respect thereof. Failure to make any such recordation, or any error in such recordation, shall not affect the Company's Indebtedness hereunder in respect of the Loans. No promissory notes are being delivered by the Company hereunder (except pursuant to Section 2.04(c)); accordingly, the Register
                    ----------------
shall constitute the sole evidence of the Indebtedness of the Company hereunder for all purposes hereof.

          (b) The Company hereby waives presentment, demand, protest or notice of dishonor in connection with the payment of the Obligations hereunder.

          (c) The Company hereby agrees that, upon the request of the Agent by any Bank at any time, such Bank's Loan shall be evidenced by a promissory note of the Company (a "Note"), substantially in the form of Exhibit A hereto with appropriate
                             ---------
insertions as to date and principal amount, payable to the order of such Bank and representing the obligation of the Company to pay the unpaid principal amount of the Loan made by such Bank, with interest as provided herein on the unpaid principal amount from time to time outstanding.

     Section 2.05.  Interest.
                    --------
          (a) The Company agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan made to the Company from the date thereof to maturity (whether by acceleration or otherwise) at a rate per annum which shall be equal to the Base Rate in effect from time to time.

          (b) The Company agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan made to the Company from the date thereof to maturity of such Loan (whether by acceleration or otherwise) at a rate per annum which shall be equal to the Eurodollar Rate plus the percentage per annum set forth below corresponding to the lower of the Company's Bond Ratings as of the first day of the applicable Interest Period:

                 Bond Ratings            Percentage
                 ------------            ----------

              A/A2                         .225%
              A-/A3                        .235%
              BBB+/Baa1                    .240%
              BBB/Baa2                     .275%
              BBB-/Baa3 or below           .400%
               (or unrated by
                either or both of
                the Agencies)

          (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan to the Company and all other overdue amounts owing by the Company hereunder shall bear interest for the first day that such amounts are overdue at a rate per annum equal to, and for each day thereafter that such amounts are overdue at a rate per annum equal to two percent (2%) per annum in excess of, the greater from time to time of: (i) the interest rate applicable to such Loan on the date such principal amount or interest payment first became due and payable, whether by acceleration or otherwise (with respect to principal and interest due on any Loan), and (ii) the Base Rate.

          (d) Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of any repayment thereof and shall be payable (i) on the last day of the Interest Period applicable thereto, (ii) in the case of an Interest Period in excess of three (3) months in the case of a Eurodollar Loan, on each day which occurs every ninety (90) days or three (3) months, respectively, after the initial date of such Interest Period, (iii) on any prepayment (on the amount prepaid), (iv) at maturity (whether by acceleration or otherwise) and (v) after maturity, on demand.

     Section 2.06.  Interest Periods.  In connection with each
                    ----------------
Borrowing, the Company shall elect an interest period (each an "Interest Period") to be applicable to such Borrowing, which Interest Period shall (x) in the case of Base Rate Loans, be a period of any number of days equal to or less than thirty (30) days, and (y) in the case of Eurodollar Loans, be either a one (1), two (2), three (3) or six (6) month period; provided, that:
                                            --------

               (a) the Interest Period for any Loan shall commence on the date of such Loan and each Interest Period occurring thereafter in respect of such Loan shall commence on the day on which the next preceding Interest Period expires;

               (b) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any
                                            --------
Interest Period in respect of a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

               (c) any Interest Period in respect of a Eurodollar Loan which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to paragraph (d) below, end on the last Business Day of a calendar month;

               (d) no Interest Period shall extend beyond any date upon which the Commitments are to be reduced under Section 2.08,
                                                   ------------
unless the aggregate principal amount of Loans which are Base Rate Loans or which have Interest Periods which will expire on or before such date is equal to or in excess of the amount of any prepayment which would be required pursuant to Section 2.09 in connection with
                                    ------------
any such Commitment reduction;

               (e) no Interest Period for any Loan shall extend beyond the Maturity Date; and

               (f)  there shall be no more than twenty (20)
Interest Periods relating to Eurodollar Loans outstanding at any time.

     Section 2.07.  Repayment of Loans.  The Company shall repay to
                    ------------------
each Bank the unpaid principal amount of each Loan made by such Bank to the Company hereunder on the last day of the Interest Period in respect of such Loan (which is herein sometimes referred to as the "maturity" of such Loan), subject to Section 2.03(a)
                                                -------------
above.

     Section 2.08.  Termination or Reduction of Commitments.  The
                    ---------------------------------------
Company may, upon at least three (3) Business Days' notice to the Agent from the Company, terminate entirely at any time, or proportionately reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $5,000,000, any portion of the Commitments to the Company, provided that any such reduction shall apply proportionately to the Commitment of each Bank. If the Commitments are terminated in their entirety, all accrued commitment fees and agency fees shall be payable on the effective date of such termination.

     Section 2.09.  Prepayments.
                    -----------

          (a) Concurrently with any reduction of the Commitments pursuant to Section 2.08, the Company shall prepay such amount of
            ------------
each Bank's outstanding Loans to the Company, if any, as may be necessary so that after such prepayment the aggregate unpaid principal amount of each Bank's Loans does not exceed its pro rata share of the amount of such Bank's Commitment as then reduced, as the case may be. Each prepayment made pursuant to this Section shall be accompanied by all interest accrued on the principal amount prepaid to the date of such prepayment and shall be applied to prepay the Loans of the several Banks in proportion to their respective Commitments.

          (b) The Company may, upon at least two (2) Business Days' irrevocable written notice (or telephonic notice promptly confirmed in writing) to the Agent, prepay any Loans made to the Company at any time in whole, or from time to time in any multiple of $5,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment; provided, that any prepayment that reduces the outstanding
- --------
principal amount of any Loan to zero may be in an amount less than $5,000,000. Each such optional prepayment shall be applied to prepay the Loans made to the Company by the several Banks in proportion to their respective Commitments. Upon any prepayment by the Company of any Eurodollar Loan, the Company shall, pursuant to the terms of Section 2.15, promptly compensate each Bank that makes
             ------------
a written request for compensation pursuant to such Section.

          (c) Upon receipt of a notice of prepayment pursuant to this Section 2.09, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment.

     Section 2.10.  Fees.
                    ----

          (a)  Facility Fees.  The Company shall pay to the Agent
               -------------
for the account of and pro rata distribution to each Bank a facility fee (collectively, the "Facility Fees") for the period commencing on the Third Restatement Date and including the Maturity Date for such Bank (or such earlier date as the Commitments shall have been terminated) computed, subject to Section 2.10(b) below,
                                           ---------------
at a rate equal to the percentage per annum set forth below which corresponds to the lower of the Company's Bonds Ratings as of the applicable payment date on such Bank's average daily Commitment during such quarter:

                 Bond Ratings            Percentage
                 ------------            ----------

              A/A2                         .1250%
              A-/A3                        .1400%
              BBB+/Baa1                    .1875%
              BBB/Baa2                     .2250%
              BBB-/Baa3 or below           .2500%
               (or unrated by
                either or both of
                the Agencies)


Such Facility Fees shall be payable in arrears on the last Business Day of each January, April, July and October, and on the Maturity
Date or such earlier date as the Commitments shall be terminated.

          (b)  Reduction in Facility Fee For Certain Banks.  In the
               -------------------------------------------
event that any Bank fails to make one or more Loans it is obligated hereunder to make, as contemplated in Section 2.03(c) above, any
                                      ---------------
Facility Fee otherwise due to such Bank on any date after such failure shall be equal to the product of: (i) the amount to which
                              -------
such Facility Fee would otherwise be equal hereunder, multiplied by
                                                      -------------
(ii) a fraction, the numerator of which is equal to the aggregate outstanding principal amount of such Bank's Loans on such date, and the denominator of which is equal to the aggregate outstanding principal amount of all Loans that such Bank was obligated to make through and including such date pursuant to the terms hereof (such last-mentioned outstanding amount to be calculated as though all such Loans had been made and all corresponding scheduled repayments had been paid as scheduled).

     Section 2.11.  Payments, Etc.
                    -------------

          (a) Except as otherwise specifically provided herein, all payments under this Agreement shall be made without defense, set-off or counterclaim to the Agent, and shall be initiated (by Fed wire or other wire transfer with appropriate Fed wire or other wire transfer reference number) not later than 11:00 A.M. (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Agent. The Agent will promptly thereafter distribute funds in the form received relating to the payment of principal or interest or Facility Fee ratably to the Banks for the account of their respective Lending Offices, and funds in the form received relating to the payment of any other amount payable to any Bank to such Bank for the account of its Lending Office.

          (b) (i) Any and all payments by the Company hereunder shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings (except to the extent that any such deduction or withholding is compelled by law or results from any Bank's breach of its agreement contained in clause (ii) of this Section 2.11(b)
                                                  ---------------
or would not be required if any Bank's representation or warranty contained in such clause (ii) were true), excluding, in the case of
                                          ---------
each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank is organized or the jurisdiction in which such Bank's Lending Office is located. If the Company shall be required by law to deduct any such non-excluded taxes, levies, imposts, deductions, charges or withholdings from or in respect of any sum payable hereunder to any Bank, the sum payable shall (except to the extent that such deduction results from such Bank's breach of its agreement contained in clause (ii) of this Section 2.11(b) or would not be
                                 ---------------
required if such Bank's representation or warranty contained in such clause (ii) were true) be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section
                                                 -------
2.11(b)(i)) such Bank receives an amount equal to the sum it would
- -----------
have received had no such deductions been made.

              (ii) In consideration of, and as a condition to, the Company's undertaking in Section 2.11(b)(i), each Bank (other than
                         ------------------
any Bank organized and existing under the laws of the United States of America or any State thereof) agrees to execute and deliver to the Agent for delivery to the Company, before the first scheduled payment date in each year, a United States Internal Revenue Service Form 1001 or 4224, or any successor form, as appropriate, properly completed and claiming complete exemption from withholding and deduction of United States federal taxes. Each Bank represents and warrants to the Company and the Agent that, as of the date of this Agreement, each of its Lending Offices is entitled to receive payments of principal and interest hereunder without deduction for or on account of any taxes imposed by the United States of America or any political subdivision thereof. If a Bank determines, as a result of any change in any applicable law, regulation or treaty, or in any official application thereof, or its circumstances, that it is unable to submit any form that it is obligated to submit hereunder, or that it is required to withdraw or cancel any such form previously submitted, it shall promptly notify the Company and the Agent of such fact. Each Bank hereby agrees to indemnify the Company and the Agent from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs or expenses that result from such Bank's breach of such representation and warranty; provided, that no Bank shall be liable
                             --------
for any portion thereof resulting from the Company's or the Agent's gross negligence or willful misconduct, as applicable.

              (iii) The Company will indemnify each Bank and the Agent for the full amount of taxes imposed by any jurisdiction on such Bank or the Agent (on its own behalf or on behalf of any Bank) in respect of payments made or to be made hereunder and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such taxes were correctly or legally asserted, excluding, in the case of the Agent and each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank is organized or the jurisdiction in which such Bank's Lending Office is located.

          (c) Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension, in each case subject to Section 2.06(b).
           ---------------

          (d) All computations of interest and Facility Fees shall be made on the basis of a year of three hundred sixty (360) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Facility Fees are payable; provided, that the Base Rate
                                       --------
shall be determined on the basis of the actual number of days elapsed over a year of three hundred sixty-five (365) days. Each determination by the Agent of an interest rate or fee hereunder shall, except for manifest error, be final, conclusive and binding for all purposes.

     Section 2.12.  Illegality.
                    ----------

          (a) In the event that any Bank shall have determined (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) at any time that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Bank in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Bank shall give prompt notice (by telephone confirmed in writing) to the Company and to the Agent of such determination (which notice the Agent shall promptly transmit to the other Banks).

          (b) Upon the giving of the notice to the Company referred to in subsection (a) above, (i) the right of the Company to request from such Bank and such Bank's obligation to make Eurodollar Loans, as the case may be, shall be immediately suspended, and such Bank shall make a Base Rate Loan as part of any future requested Borrowing of Eurodollar Loans as a replacement Loan with an Interest Period for such replacement Loan identical to the Interest Period for such requested Eurodollar Loan, which such replacement Loan shall, for all other purposes, be considered part of such Borrowing, except that if the Interest Period, or part
                   ------
thereof, for such requested Eurodollar Loan is greater than thirty
(30) days, then instead of any single replacement Loan, the Company shall elect a series of replacement Loans, each for an Interest Period permitted by Section 2.06, the Interest Period for the last
                    ------------
of which shall end on the last day of the Interest Period applicable to the Eurodollar Loans constituting such requested Borrowing (each such election to be made in accordance with Section
                                                            -------
2.02); and (ii) if the affected Eurodollar Loan or Loans are then
- -----
outstanding, then (x) if permitted by applicable law, upon at least one Business Day's written notice to the Agent and the affected Bank, no later than the date permitted thereby, or (y) immediately, the Company shall convert each such Loan made to the Company into a replacement Base Rate Loan or Loans; provided, that the date on
                                       --------
which the Interest Period applicable to the affected Eurodollar Loans expires shall also be the last day of an Interest Period for each such replacement Loan; except that if the remaining Interest
                            ------

Period, or part thereof, for such Eurodollar Loan is greater than thirty (30) days, then instead of any single replacement Loan, the Company shall elect a series of replacement Loans with Interest Periods chosen in the manner required under the preceding clause
(i) so as to ultimately coincide with the last day of the Interest Period applicable to the affected Eurodollar Loans; and provided,
                                                        --------
further that if more than one Bank is affected at any time, then
- -------
all affected Banks must be treated the same pursuant to this
Section 2.12(b).
- ---------------

     Section 2.13.  Increased Costs, Etc.
                    --------------------

          (a) If, by reason of (x) after the Third Restatement Date, the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

               (i) any Bank (or its applicable Lending Office) shall be subject to any tax, duty or other charge with respect to its Eurodollar Loans or its obligation to make Eurodollar Loans, or the basis of taxation of payments to any Bank of the principal of or interest on its Eurodollar Loans or its obligation to make Eurodollar Loans shall change (except for changes in the rate of tax on the overall net income of such Bank or its applicable Lending Office imposed with respect to its Eurodollar Loans by the jurisdiction in which such Bank's principal executive office or applicable Lending Office is located); or

              (ii) any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank's applicable Lending Office shall be imposed or deemed applicable or any other condition affecting its Eurodollar Loans or its obligation to make Eurodollar Loans shall be imposed on any Bank or its applicable Lending Office or the interbank Eurodollar market;

and as a result thereof there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining Eurodollar Loans, or there shall be a reduction in the amount received or receivable by such Bank or its applicable Lending Office, then the Company shall from time to time, upon written notice from and demand by such Bank (with a copy of such notice and demand to the Agent), pay the Agent for the account of such Bank, within five (5) Business Days after the date specified in such notice and demand, additional amounts sufficient to indemnify such Bank against such increased cost with respect to such Eurodollar Loans. Such Bank shall submit a certificate as to the amount of and reason for such increased cost to the Company and the Agent concurrently with its delivery to the Company of written notice thereof, which certificate shall, except for manifest error, be final, conclusive and binding for all purposes.

          (b) If (i) any Bank shall advise the Agent that at any time, because of the circumstances described in clauses (x) or (y) of Section 2.13(a) or any other circumstances arising after the
   ---------------
Third Restatement Date affecting such Bank or the interbank Eurodollar market or such Bank's position in such market, it has made the reasonable determination that the Eurodollar Rate, as determined by the Agent, will not adequately and fairly reflect the cost to such Bank of funding its Eurodollar Loans, or (ii) the Agent shall have determined (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Eurodollar Rate for any Interest Period, by reason of any changes arising after the Third Restatement Date affecting the interbank Eurodollar market or the positions in such market of all Reference Banks, no adequate and fair means exist for any and all Reference Banks to ascertain the applicable interest rate on the basis provided for in the definition of Eurodollar Rate, then, and in any such event:

               (A) the Agent shall forthwith give notice (by telephone confirmed in writing) to the Company and to the Banks of such advice or determination;

               (B) the right of the Company to request from such Bank upon such advice under clause (i) above, or from any Bank upon such determination under clause (ii) above, and the obligation of such Bank under clause (i) above or any Bank under clause (ii) above, as the case may be, to make Eurodollar Loans shall be immediately suspended;

               (C) such Bank, upon such advice under clause (i) above or such determination under clause (ii) above, shall make a Base Rate Loan as part of any proposed or future requested Borrowing of Eurodollar Loans as a replacement Loan with an Interest Period for such replacement Loan identical to the Interest Period for such requested Eurodollar Loans, which such replacement Loan shall, for all other purposes, be considered part of such Borrowing, except that if the remaining Interest Period, or part
           ------
thereof, for such Eurodollar Loan is greater than thirty (30) days, then instead of any single replacement Loan, the Company shall elect a series of replacement Loans, each for an Interest Period permitted by Section 2.06, the Interest Period for the last of which shall end on the last day of the Interest Period applicable to the Eurodollar Loans constituting such requested Borrowing (each such election to be made in accordance with Section 2.02); and
                                            ------------

               (D) if the affected Loans are then outstanding, then the Company shall, upon the receipt of any notice delivered pursuant to paragraph (A) above, convert each such Loan made to the Company into a replacement Base Rate Loan or Loans; provided, that
                                                    --------
the date on which the Interest Period applicable to the affected Loans expires shall also be the last day of an Interest Period for each such replacement Loan, except that if the remaining Interest
                            ------
Period, or part thereof, for such Eurodollar Loan is greater than thirty (30) days, then instead of any single replacement Loan, the Company shall elect a series of replacement Loans with Interest Periods chosen in the manner required under clause (C) of this
Section 2.13(b) so as to ultimately coincide with the last day of
- ---------------
the Interest Period applicable to the affected Loans; and provided,
                                                          --------
further that if more than one Bank is affected at any time, then
- -------
all affected Banks must be treated the same pursuant to this
Section 2.13(b).
- ---------------

          (c)  The provisions of clause (i) of Section 2.13(b)
                                               ---------------
shall not apply with respect to any Loan of any Bank to the extent that any circumstances of the type described therein occur subsequent to a match-funding by such Bank of such Loan.

     Section 2.14.  Change of Lending Office; Replacement of Banks.
                    ----------------------------------------------


          (a) Each Bank agrees that it will use diligent efforts to designate an alternate Lending Office with respect to (i) any of its Eurodollar Loans affected by the matters or circumstances described in Section 2.12, 2.13 or 2.17 or (ii) any of its Loans
             ------------------    ----
with respect to which the Company has become liable to pay any additional amounts under Section 2.11(b), in either case to reduce
                         ---------------
the liability of the Company or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Bank as determined by such Bank in its sole discretion.

          (b) Upon the giving of any notice by any Bank pursuant to Section 2.12(a), 2.13(a), or 2.17(b), or upon the giving of any notice by the Agent in connection with Section 2.13(b)(i) with
                                       ------------------
respect to any Bank, or upon the Company's becoming liable to pay any additional amounts under Section 2.11(b) to any Bank, the
                             ---------------
Company may, with the written consent of the Majority Banks, which shall not unreasonably be withheld, replace such Bank with another financial institution. The aggregate principal amount of the Loans or Commitment of the Bank subject to replacement under this Section
                                                            -------
2.14(b) shall be included in the computation of "Majority Banks"
- -------
under this Section 2.14(b).
           ---------------

     Section 2.15.  Funding Losses.  The Company shall compensate
                    --------------
each Bank, upon its written request (which request shall set forth the reasonable basis for requesting such amounts and which request shall, absent manifest error, be final, conclusive and binding upon all of the parties hereto), for all losses, out-of-pocket expenses and liabilities (including, without limitation, any interest paid by such Bank to lenders of funds borrowed by it to make or carry its Eurodollar Loans to the extent not recovered by the Bank in connection with the re-employment of such funds and including loss of anticipated profits), which the Bank may sustain: (i) if for any reason (other than a default by such Bank) a borrowing of Eurodollar Loans by the Company does not occur on the date specified therefor in a Notice of Borrowing (whether or not withdrawn), (ii) if any repayment or prepayment (or conversion pursuant to Section 2.12 or 2.13) of any of the Eurodollar Loans
            ------------    ----
made to the Company occurs on a date which is not the last day of an Interest Period applicable thereto, or (iii) if, for any reason, the Company defaults in its obligation to repay its Eurodollar Loans when required by the terms of this Agreement. Each Bank agrees to use its best efforts to re-employ any funds borrowed by it to make or carry its Eurodollar Loans in the event of any occurrence of the type listed in clauses (i) through (iii) above.

     Section 2.16.  Sharing of Payments, Etc.  If any Bank shall
                    -------------------
obtain any payment or reduction (including, without limitation, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code) of any obligation of the Company hereunder (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share of payments or reductions on account of such obligations obtained by all the Banks, such Bank shall forthwith
(i) notify each of the other Banks and the Agent of such receipt, and (ii) purchase from the other Banks such participations in the affected obligations as shall be necessary to cause such purchasing Bank to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them; provided, that if all or any portion of such excess payment or
- --------
reduction is thereafter recovered from such purchasing Bank or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. The Company agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.16 may, to the fullest extent permitted by law,
        ------------
exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation.

     Section 2.17.  Yield Protection.  (a) The Company shall pay
                    ----------------
directly to any Bank from time to time such amounts as such Bank may reasonably determine to be necessary to compensate it for any increased costs which such Bank reasonably determines are attributable to its obligation to make any Loans to the Company hereunder as a result of any Regulatory Change occurring after the Third Restatement Date requiring such Bank or its parent (if applicable) to maintain capital (or reducing the rate of return on such capital) or reserves in respect of such obligation pursuant to any applicable law or regulation or any interpretation, directive or request of any court or governmental or monetary authority. For purposes of this Section, "Regulatory Change" shall mean, with respect to any Bank, any change in United States federal or state, or foreign, laws or regulations (including Regulation D) or the adoption or making after the Third Restatement Date of any interpretations, directives or requests applying to a class of banks including such Bank of or under any United States federal or state, or foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          (b) Each Bank will notify the Company and the Agent of any event occurring after the date of this Agreement which entitles such Bank to compensation pursuant to this Section as promptly as practicable after it obtains knowledge thereof and requests such compensation. Such Bank shall submit a certificate as to the amount of and reason for such compensation concurrently with its delivery of written notice thereof. Determination and allocation by any Bank for purposes of this Section of the effect of any such requirements on its costs of maintaining its obligation to make Loans hereunder, and of the additional amounts required to compensate such Bank in respect thereof, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

                          ARTICLE III.

            CONDITIONS TO BORROWINGS AND RESTATEMENT
            ----------------------------------------

     The obligation of each Bank to make any Loan hereunder is subject to the satisfaction of the following conditions:

     Section 3.01. Conditions Precedent to Certain Loans.  On the
                   -------------------------------------
date of the making by such Bank of any Loan, including the initial Loan, to the Company that is part of a Borrowing the aggregate principal amount of which on such date exceeds the principal amount of Loans made to the Company (if any) maturing on such date (before as well as after giving effect to such Loan):

          (a)  there shall exist no Default or Event of Default;

          (b) all representations and warranties contained herein shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Loan;

          (c) the aggregate book value, determined in accordance with GAAP, on the date such Loan is made of all assets of the Company (other than Margin Stock) not subject to any outstanding Lien, shall be no less than the aggregate principal amount of the Loans outstanding on the date of such Loan (taking into account the principal amount of such Loan); and

          (d) the Agent shall have received such other documents or legal opinions as the Agent or any Bank or special counsel to the Agent may reasonably request, all in form and substance satisfactory to the Agent.

Each request for such a Borrowing and the acceptance by the Company of the proceeds thereof shall constitute a representation and warranty by the Company, as of the date of the Loans comprising such Borrowing, that the conditions specified in subsections (a),
(b) and (c) of this Section 3.01 have been satisfied.
                    ------------

     Section 3.02. Conditions Precedent to Third Amendment and
                   -------------------------------------------
Restatement.  The effectiveness of this Agreement shall be
- -----------
conditioned upon the satisfaction of the conditions specified in
Section 8.10 and upon the receipt by the Agent and the Banks of the
- ------------
following, each dated on or as of the Third Restatement Date or such earlier date as is satisfactory to the Agent, in form and substance satisfactory to the Agent, with an original thereof for the Agent and with sufficient photocopies thereof for each Bank:

          (a) a certificate issued by the Secretary of State of each of the States of New York and Illinois evidencing the good standing of the Company in such states;

          (b)  an opinion of counsel to GATC, addressed to the
Agent and each of the Banks, substantially in the form of Exhibit
                                                          -------
B hereto;
- --------

          (c) an opinion of Messrs. Mayer, Brown & Platt, special New York counsel to the Company, addressed to the Agent and each of the Banks, substantially in the form of Exhibit C hereto;
                                        ---------

          (d) a certificate of the Secretary or an Assistant
Secretary of the Company certifying the name, title and true signature of each officer of the Company authorized to execute this Agreement and the other documents or certificates to be delivered pursuant to this Agreement and the by-laws and resolutions of the Company;

          (e) a side letter executed by GATX, addressed to the
Agent and each of the Banks, substantially in the form of Exhibit D
                                                          ---------
hereto;

          (f) a letter executed by the Company, addressed to the Agent, regarding fees payable to the Agent; and

          (g) such other documents as the Agent or any Bank or special counsel to the Agent may reasonably request, all in form and substance satisfactory to the Agent.


                           ARTICLE IV.

                 REPRESENTATIONS AND WARRANTIES
                 ------------------------------

     Section 4.01.  Corporate Existence.  The Company is a corpor
                    -------------------
ation duly organized, validly existing and in good standing under the laws of the State of New York and has duly qualified and is in good standing as a foreign corporation under the laws of each jurisdiction where the failure to so qualify or be in good standing, as the case may be, would have a material adverse effect on the Company and its Subsidiaries taken as a whole, or the ability of the Company to comply with the terms of this Agreement.

     Section 4.02.  Authorization of Agreement; No Violation.  The
                    ----------------------------------------
execution, delivery and performance by the Company of this Agreement (a) are within the corporate powers of the Company, (b) have been duly authorized by all necessary corporate action, and
(c) do not violate or create a default under law, or the

Certificate of Incorporation or By-laws of the Company, or any contractual provision binding on or affecting the Company or its property, and each such representation will be true upon the execution, delivery and performance by the Company of any Note made by it.

     Section 4.03.  Governmental Approvals.  No authorization or
                    -----------------------
approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body is required in connection with the execution, delivery and performance by the Company of this Agreement or will be required in connection with the execution, delivery and performance by the Company of any Note made by it.

     Section 4.04.  Binding Effect.  This Agreement constitutes,
                    --------------
and any Notes to be made by the Company will constitute, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

     Section 4.05.  Financial Information.
                    ---------------------

               (a) The consolidated balance sheet of the Company and its Subsidiaries as at December 31, 1993 and the related consolidated statements of income, retained earnings and changes in cash flow for the twelve (12) month period then ended, including in each case the related schedules and footnotes, reported on by Ernst & Young, true copies of which have been previously delivered to each of the Banks, fairly present the consolidated financial condition of the Company and its Subsidiaries as at the date thereof and the consolidated results of operations and changes in financial position for such period, in accordance with generally accepted accounting principles applied on a consistent basis.

             (b) Since December 31, 1993, there has been no material adverse change in the business, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole.

     Section 4.06.  Litigation.  There is no action, suit or
                    ----------
proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any material property of any thereof before any court or arbitrator or any governmental or administrative body, agency or official (a) which challenges the validity of this Agreement or any Note upon its issuance or (b) which if adversely determined would have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

     Section 4.07.  Employee Benefit Plans.  Each Plan is in
                    ----------------------
substantial compliance with the applicable provisions of ERISA and the Code. No Pension Plan has an accumulated funding deficiency or (solely with respect to conditions on the Effective Date) a waived funding deficiency, in either case within the meaning of Section 412 or Section 418B of the Code, and no proceedings have been instituted by the PBGC to terminate any Pension Plan, in any such case involving an amount which will have a material adverse effect upon the business, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole. Neither the Company nor any Subsidiary thereof nor any ERISA Affiliate has incurred any material liability to or on account of a Plan, and no condition exists which presents a material risk to the Company, when taken as a whole together with its Subsidiaries, of such a liability. No Plan which is a welfare plan (as defined in Section 3(1) of ERISA) covering any participant or beneficiary of any participant after the participant's termination of employment (other than continuation coverage under Section 4980B of the Code) provides for benefits in an amount which would reasonably be expected to have a material adverse effect upon the business, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole.


                           ARTICLE V.

                            COVENANTS
                            ---------

     Section 5.01.  Certain Affirmative Covenants.  So long as any
                    -----------------------------
Bank has any Commitment hereunder or any Obligations shall remain unpaid, the Company shall:

          (a)  Corporate Existence, Etc.  Preserve and maintain,
               ------------------------
and cause each of its Subsidiaries to preserve and maintain, its corporate existence, and all rights and franchises necessary for the conduct of any material business in the normal course; provided, however, that the corporate existence of any Subsidiary
- --------  -------
may be terminated if such termination is not disadvantageous to the holders of any Indebtedness hereunder or the holders of any Notes.

          (b)  Compliance with Laws, Etc.  Comply, and cause each
               -------------------------
of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders.

          (c)  Payment of Taxes and Claims, Etc.  Pay, and cause
               --------------------------------
each of its Subsidiaries to pay, (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Company has maintained adequate reserves in accordance with GAAP with respect thereto.

          (d)  Keeping of Books.  Keep, and cause each of its
               ----------------
Subsidiaries to keep, necessary and proper books of record and account, containing complete and accurate entries in all material respects of all financial and business transactions of the Company and each Subsidiary thereof in accordance with sound accounting practices.

          (e)  Visitation, Inspection, Etc.  Permit any
               ---------------------------
representative of any Bank, upon three (3) days' prior notice, to visit the principal offices of its business where financial and legal records are maintained, to examine its books and financial records, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as such Bank may reasonably request.

          (f)  Insurance.  Maintain or cause to be maintained with
               ---------
financially sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for such companies under similar circumstances.

     Section 5.02.  Reporting Covenants.  So long as any Bank has
                    -------------------
any Commitment hereunder or any Obligations of the Company shall remain unpaid, the Company will furnish to each Bank:

          (a)  Annual Financial Statements.  As soon as available
               ---------------------------
and in any event within one hundred five (105) days after the end of each fiscal year of the Company:

               (i) copies of the Annual Report on Form 10-K filed by the Company for such fiscal year with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or, with respect to any fiscal year of the Company for which the Company does not make such a filing during such period, all information for such fiscal year that would be required to be supplied for an Annual Report on Form 10-K for such fiscal year were the Company to have filed such an Annual Report for such fiscal year; and

              (ii) consolidating balance sheets of the Company and its Subsidiaries and the related statements of income of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by an Authorized Officer of the Company that (A) they were the consolidating reports that were used in connection with the preparation of the consolidated audited financial statements as of the end of such year as reported by the Company in its Annual Report on Form 10-K, or as otherwise delivered pursuant to Section 5.02(a)(i), and (B)
                                      ------------------
such consolidating balance sheets and statements of income reflect the financial condition and results of operations of the Company or Subsidiaries for which each was prepared, in each case at the end of and for such fiscal year in accordance with GAAP.

          (b)  Quarterly Financial Statements.  As soon as
               ------------------------------
available and in any event within fifty-five (55) days after the end of each fiscal quarter of the Company:

               (i) the Quarterly Report of the Company on Form 10-Q filed by the Company for such fiscal quarter with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended, or, with respect to any fiscal quarter of the Company for which the Company does not make such a filing during such period, all information for such fiscal quarter that would be required to be supplied for a Quarterly Report of the Company on Form 10-Q for such fiscal quarter were the Company to have filed such a Quarterly Report for such fiscal quarter; and

              (ii) consolidating balance sheets of the Company and its Subsidiaries as at the end of the corresponding quarter and the related consolidating statements of income of the Company and its Subsidiaries for such fiscal quarter and for the portion of the Company's fiscal year ended at the end of such quarter, in each case in comparative form for the figures for the corresponding quarter, and (with respect to such statements of income), the corresponding portion of the Company's previous fiscal year, all in reasonable detail and certified by an Authorized Officer of the Company that (A) such consolidating financial statements represent the underlying detail of the consolidated unaudited financial statements as of the end of such fiscal quarter as reported, or as would have been reported, by the Company in its Quarterly Report on Form 10-Q as filed, or as would have been filed, with the Securities and Exchange Commission, and (B) such consolidating balance sheets and statements of income reflect the financial condition and results of operations of the Company or the Subsidiaries for which each was prepared, in each case at the end of or for such quarter and (where applicable) for such portion of such fiscal year, on a basis and prepared in a manner consistent with those employed for the annual statements referred to in
Section 5.02(a)(ii) above (subject to normal, year-end
- -------------------
adjustments).

          (c)  No Default/Compliance Certificate.  Concurrently
               ---------------------------------
with the delivery of the financial statements referred to in
Sections 5.02(a) and (b) above, a certificate of an Authorized
- ----------------     ---
Officer of the Company:

               (i)  setting forth calculations establishing that
the Company is in compliance with the financial covenants set forth in Section 5.03 or 5.04 of this Agreement, as the case may be, and
   ------------    ----

              (ii) stating that, to the best of his knowledge after due inquiry, no Default or Event of Default has occurred and is continuing during such period (or, if the same has occurred and is continuing, a description thereof);

          (d)  Auditors' No Default Certificate.  Together with the
               ---------------------------------
financial statements required pursuant to subsection (a) above, a certificate (addressed to the Banks) of the accountants who reported on the financial statements included in the Annual Report referred to therein, to the effect that, based upon their audit and any additional review, nothing came to their attention that would indicate that there exists either an Event of Default or a Default under this Agreement or if any such Event of Default or Default exists, specifying the nature thereof;

          (e)  Notice of Default.  Promptly after receiving
               -----------------
knowledge of an Event of Default or a Default with respect to the Company, a certificate of an Authorized Officer of the Company specifying the nature thereof and the Company's proposed response thereto;

          (f)  Shareholder Communications, Filings, Etc.  Promptly
               ----------------------------------------
upon the mailing or filing thereof, copies of all financial statements, reports and proxy statements mailed to the Company's security-holders, and copies of all material registration statements, periodic reports and other documents filed with the Securities and Exchange Commission (or any successor thereto) or any national securities exchange which are normally distributed to the Company's security-holders;

          (g)  Litigation.  Promptly after (i) the occurrence
               ----------
thereof, notice of the institution of, or any adverse development in, any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against the Company, any Subsidiary thereof or any material property of any thereof, which action or adverse development could be material with respect to the Company and its Subsidiaries taken as a whole, or (ii) actual knowledge thereof, notice of the threat of any such action, suit, proceeding, investigation or arbitration;

          (h)  ERISA.  Promptly after actual knowledge thereof, (i)
               -----
notice that an ERISA Termination Event or a "prohibited transac-tion", as such term is defined in Section 4975 of the Code, with respect to any Pension Plan has occurred, which such notice shall specify the nature thereof and the Company's proposed response thereto, and (ii) copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Pension Plan; and

          (i)  Other Information.  With reasonable promptness, such
               -----------------
other information regarding the business, financial condition, results of operations or prospects of the Company or its Subsidiaries as any Bank may reasonably request from time to time including, without limitation, any public filings and/or public disclosure documentation not required to be delivered pursuant to
Section 5.02(f).
- ---------------

     Section 5.03.  Financial Test Covenants for the Company.  So
                    ----------------------------------------
long as any Bank has any Commitment hereunder or any Obligations of the Company hereunder shall remain unpaid, the Company will:

          (a)  Fixed Charges Coverage.  Maintain a ratio of:  (i)
               ----------------------              -----
the sum of Consolidated Pre-Tax Income and consolidated Interest
    ---                                ---
Expense and Equity in Net Earnings of Affiliated Companies and
        ---                                                ---
fifty percent (50%) of Railcar Lease Expense; to (ii) the sum of
                                              --          ---
consolidated Interest Expense and fifty percent (50%) of Railcar
                              ---
Lease Expense; in each case of or by the Company and (in the case of all consolidated measures) its Subsidiaries as of the end of each fiscal quarter of the Company with respect to the preceding four fiscal quarters taken as a single accounting period, in excess of 1.6 to 1.0. For the purposes of determining this ratio, the definition of Interest Expense shall not include interest with respect to any obligation described in clause (c) of the definition of Indebtedness unless and until such obligation becomes a direct obligation of the Company.

          (b)  Tangible Net Worth.  Maintain as of the last day of
               ------------------
each fiscal quarter of the Company a Consolidated Tangible Net Worth greater than the sum of: (i) $500,000,000; plus (ii)
                       ---                       ----
twenty-five percent (25%) of the difference between the sum of the quarterly measures of the Company's Consolidated Net Income for all Designated Quarters of the Company during the period beginning with July 1, 1992 and ending with the fiscal quarter of determination.

          (c)  Leverage.  Not permit the sum (without duplication),
               --------                  ---
as of the last day of any month, of Long-Term Indebtedness for Borrowed Money, Short-Term Indebtedness for Borrowed Money, Intercompany Borrowings, and other interest-bearing Indebtedness
                         ---
for Borrowed Money, in each case of the Company and its Subsidiaries, and Unrelated Guaranties, determined on a
              ---
consolidated basis (such sum being referred to herein as the "Total Indebtedness" of the Company), to exceed sixty percent (60%) of the sum of the Company's Consolidated Capital Base, as of its most
- ---
recently ended fiscal quarter, and the Total Indebtedness of the
                               ---
Company as of such last day of such month.

          (d)  Intercompany Advances.  Not allow the aggregate
               ---------------------
amount of investments by the Company in, net advances by the Company to, or receivables due to the Company from, GATX, to exceed forty-six and seven-tenths percent (46.7%) of the Company's Consolidated Capital Base (for the most recently ended fiscal quarter of the Company). For the purposes of this subsection (d), the term "GATX" shall include all Subsidiaries of GATX other than the Company and its Subsidiaries.

     Section 5.04. Mergers, Etc. So long as any Bank has any Commitment hereunder or any Obligations of the Company shall remain unpaid: (a) the Company shall not merge into or consolidate with any other Person or sell, lease or otherwise dispose of, in any such case, other than in the normal course of business, all or any substantial part of the property or assets (other than Margin Stock) of the Company; and (b) the Company shall not permit any of its Subsidiaries to merge into or consolidate with any other Person or sell, lease or otherwise dispose of (in any such case, other than in the normal course of business) any part of the property or assets (other than Margin Stock) of any of its Subsidiaries, which merger, consolidation, sale, lease or other disposition is material to the Company and all its Subsidiaries taken as a whole; except
                                                          ------
that this Section 5.04 shall not prohibit (i) a merger of any
          ------------
Subsidiary of the Company into the Company or any other Subsidiary of the Company or a sale, lease or other disposition of all or any substantial part of the property or assets of any Subsidiary of the Company by such Subsidiary to the Company or any other Subsidiary of the Company or (ii) any transaction described above as to which the Agent and each Bank shall give its prior written consent, such consent not to unreasonably be withheld.

     Section 5.05.  Special Negative Pledge Covenant.
                    ---------------------------------

          (a) So long as any Obligations of the Company shall be or remain unpaid, the Company shall not permit or suffer at any time the aggregate book value, determined in accordance with GAAP, of all assets of the Company (other than Margin Stock) not subject to any outstanding Lien to be less than the aggregate outstanding principal amount of the Loans hereunder.

          (b) Within fifty-five (55) days after the last day of each of the first three fiscal quarters in any year and within 105 days after the last day of the fourth fiscal quarter of any year for which on any such day any Indebtedness hereunder is or remains unpaid, the Company will furnish to each Bank a certificate of an Authorized Officer of the Company stating that at no time during the quarter then ending was the aggregate book value, determined in accordance with GAAP, of all assets of the Company (other than Margin Stock) not subject to any outstanding Lien less than the aggregate principal amount of the Loans outstanding at such time.

     Section 5.06.  Use of Proceeds.  The proceeds of the Loans
                    ---------------
constituting any Borrowing may be used as a back-up for the Company's commercial paper program and for working capital and general corporate purposes; provided, however, that no proceeds of
                            --------  -------
any such Loan may be used to acquire any shares of any class of the capital stock of any corporation unless the Board of Directors of such corporation has voted prior to the date of such Borrowing to approve or recommend the consummation of such acquisition, nor may any such proceeds be used to acquire any assets of any Subsidiary of GATX.

     Section 5.07.  Certain Transfers to Subsidiaries of the
                    ----------------------------------------
Company.  Notwithstanding any other provision hereof, so long as
- -------
any Bank has any Commitment hereunder or any Obligations of the Company shall remain unpaid, the Company shall not sell, convey or otherwise transfer any interest in any assets of the type identified on any balance sheet of the Company as property, plant or equipment, which assets were owned by the Company on the Second Restatement Date, to any of its Subsidiaries, whether by contribution to capital or any other means, direct or indirect, if the book value of such assets on the date of such sale, conveyance or transfer, combined with the book value of all such assets subject to any previous or concurrent such sales, conveyances or transfers is in excess of five percent (5%) of the aggregate book value of all such assets owned by the Company on the last day of the calendar month next preceding the Second Restatement Date.


                           ARTICLE VI.

                        EVENTS OF DEFAULT
                        -----------------

     Upon the occurrence and during the continuance of any of the following specified events (each an "Event of Default"):

     Section 6.01.  Payments.  The Company shall fail to pay when
                    --------
due (including, without limitation, by mandatory prepayment) any principal of the Loans made to the Company; the Company shall fail to pay any interest on the Loans made to the Company within one (1) day of the date when due (including interest due with respect to mandatory prepayment of principal); or the Company shall fail to pay within five (5) Business Days after the due date thereof any fee or any other amount payable hereunder, unless contested in good faith in appropriate proceedings; or

     Section 6.02.  Covenants Without Notice.  The Company shall
                    ------------------------
fail to observe or perform any covenant or agreement contained in
Section 5.03, 5.04, 5.05(a), 5.06 or 5.07; or
- -------------------------------      ----

     Section 6.03.  Other Covenants.  The Company shall fail to
                    ---------------
observe or perform any covenant or agreement, other than those referred to in Sections 6.01 and 6.02, and, if capable of being
               -------------     ----

remedied, such failure shall remain unremedied for thirty (30) days after the earlier of (i) the Company's obtaining actual knowledge thereof, or (ii) written notice thereof shall have been given to the Company by any Bank or the Agent; or

     Section 6.04.  Representations.  Any representation, warranty
                    ---------------
or statement made herein or otherwise in writing or deemed (pursuant to Section 3.01) to be made by the Company or any of its
             ------------
officers under or in connection with this Agreement shall have been or shall be incorrect in any material respect when made or deemed to be made; or

     Section 6.05.  Non-Payments of Other Indebtedness.  The
                    ----------------------------------
Company or any of its Subsidiaries shall fail to make any payment of principal of or interest on any Indebtedness for Borrowed Money of the Company (other than any Indebtedness under this Agreement) or such Subsidiary exceeding $5,000,000 in the aggregate within three (3) Business Days of the date when due (whether at stated maturity, by acceleration, on demand or otherwise) after giving effect to any applicable grace period; or

     Section 6.06.  Defaults Under Other Agreements.  The Company
                    -------------------------------
or any of its Subsidiaries shall fail to observe or perform any financial covenant contained in any agreement or instrument relating to any of its Indebtedness in excess of $5,000,000 in the aggregate within any applicable grace period, if the effect of such failure is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness; or any such Indebtedness that is material shall be required to be prepaid (other than by a regularly scheduled required prepayment and other than in connection with events of the type described in Sections 2.11(b)(i), 2.12, 2.13 and 2.17) in
                  -------------------  ----  ----     ----
whole or in part, by acceleration or otherwise, prior to its stated maturity; or

     Section 6.07.  Failure to Pay, Etc.  The Company or any of its
                    -------------------
Subsidiaries shall fail to pay, or shall state in writing or by authorized public announcement that it shall not or is unable to pay, its debts generally as they become due; or

     Section 6.08.  Bankruptcy.  The Company or any of its
                    ----------
Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company or any of its Subsidiaries and the petition is not controverted within twenty (20) days, or is not dismissed within sixty (60) days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or any of its Subsidiaries; or the Company or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or such Subsidiary or there is commenced against the Company or any of its Subsidiaries any such proceeding which remains undismissed for a period of sixty (60) days; or the Company or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of sixty (60) days; or the Company or any of its

Subsidiaries makes a general assignment for the benefit of creditors; or the Company or any of its Subsidiaries shall by any act or conduct indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by the Company or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

     Section 6.09.  ERISA.  A Pension Plan shall fail to maintain
                    -----
the minimum funding standard required by Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under Section 412(d), or a Pension Plan is, shall have been or is likely to be, terminated or the subject of termination proceedings under ERISA, or the Company, any Subsidiary of the Company or an ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan, and there shall result from any such event or events either a liability or a material risk of incurring a liability which will have a material adverse effect upon the business, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole; or

     Section 6.10.  Judgments.  A judgment or order for the payment
                    ---------
of money in excess of $5,000,000 or otherwise materially adverse to the business, financial condition, results of operations or prospects of the Company shall be rendered against the Company or any of its Subsidiaries and such judgment or order shall continue unsatisfied (in the case of a money judgment), uncovered by insurance adequate in amount in the judgment of the Required Banks to cover the portion of such judgment in excess of $5,000,000, and in effect for a period of thirty (30) days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

     Section 6.11.  Change of Control; Merger.  GATX shall (i)
                    -------------------------
sell, lease or otherwise dispose of or encumber any of the shares of any class of the capital stock of the Company, (ii) merge into or consolidate with any other Person or sell, lease or otherwise dispose of, in any such case, other than in the normal course of business, all or any substantial part of its property or assets; or
(iii) permit any of its Subsidiaries to merge into or consolidate with any other Person or sell, lease or otherwise dispose of (in any such case, other than in the normal course of business) any part of the property or assets of any of its Subsidiaries, which merger, consolidation, sale, lease or other disposition is material to GATX and all of its Subsidiaries taken as a whole, other than:

          (A) a merger of any Subsidiary of GATX (except the Company) into GATX or any other Subsidiary of GATX; or

          (B) a sale, lease or other disposition of all or any substantial part of the property or assets of any Subsidiary of GATX (except the Company) by such

     Subsidiary to GATX or any other Subsidiary of GATX, to the extent that any such transaction described in this clause (B) or in clause (A) above would not have a material adverse effect upon (x) the business, properties, financial condition, prospects or operations of the Company or any of its Subsidiaries or (y) the ability of the Company to repay the Indebtedness incurred hereunder;

except, in each case, for any such transaction to which the Agent and each Bank shall have given its prior written consent, which consent shall not be unreasonably withheld;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent, upon the written or telex request of the Required Banks, shall, by written notice to the Company, take any or all of the following actions, without prejudice to the rights of the Agent, any Bank or the holder of any Note to enforce its claims against the Company: (i) declare the Commitments terminated, whereupon the Commitment of each Bank shall terminate immediately and any Facility Fee shall forthwith become due and payable without any other notice of any kind; or (ii) declare the principal of and any accrued interest on the Loans, and all other obligations owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; provided, that, if an Event of Default specified in Section 6.08 shall occur, the result which
                        ------------
would occur upon the giving of written notice by the Agent to the Company, as specified in clauses (i) and (ii) above, shall occur automatically without the giving of any such notice.


                          ARTICLE VII.

                            THE AGENT
                            ---------

     Section 7.01. Appointment of Agent.  Each Bank hereby
                   --------------------
designates Bankers Trust Company as Agent to act as herein specified. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement, the Notes and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents or employees. Pursuant to a separate agreement with the Company, the Agent has received for its own account a fee for acting as agent hereunder.

     Section 7.02.  Nature of Duties of Agent.  The Agent shall
                    -------------------------
have no duties or responsibilities except those expressly set forth in this Agreement. Neither the Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein.

     Section 7.03.  Lack of Reliance on the Agent.
                    -----------------------------

          (a) Independently and without reliance upon the Agent, each Bank, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its Subsidiaries in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Company and its Subsidiaries, and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

          (b) The Agent shall not be responsible to any Bank or any other Person for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement or the Notes or the financial condition of the Company or its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or the Notes, or the financial condition of the Company or its Subsidiaries, or the existence or possible existence of any Default or Event of Default.

     Section 7.04.  Certain Rights of the Agent.  If the Agent
                    ---------------------------
shall request instructions from the Required Banks with respect to any act or action (including the failure to act) in connection with this Agreement, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Banks, and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks.

     Section 7.05.  Reliance by Agent.  The Agent shall be entitled
                    -----------------
to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Agent may consult with legal counsel (including counsel for the Company), independent public accountants (including those retained by the Company) and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     Section 7.06. Indemnification of Agent.  To the extent the
                   ------------------------
Agent is not reimbursed and indemnified by the Company, each Bank will reimburse and indemnify the Agent, in accordance with its Commitment Percentage, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement; provided, that no Bank shall be liable for any portion
           --------
of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct.

     Section 7.07.  The Agent in its Individual Capacity.  With
                    ------------------------------------
respect to its obligation to lend under this Agreement and the Loans made by and any Notes issued to it, the Agent shall have the same rights and powers hereunder as any other Bank or holder of a Note and may exercise the same as though it were not performing the duties specified herein, and the terms "Banks", "Required Banks", "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Company, or with any Subsidiary or affiliate of the Company, as if it were not performing the duties specified herein and may accept fees and other consideration from the Company or its Subsidiaries for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

     Section 7.08.  Successor Agent.
                    ---------------

          (a) The Agent may resign at any time by giving written notice thereof to the Banks and the Company and may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Company may nominate a successor Agent subject to the approval of the Required Banks. If the Company does not nominate a successor Agent within ten (10) days of such notice or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been appointed as provided above, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then, upon five (5) days' notice to the Company, the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $100,000,000.

          (b) Upon the acceptance of any appointment as Agent hereunder by a successor agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall inure
                                           -----------
to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     Section 7.09.  Holders of Notes.  The Agent may deem and treat
                    ----------------
the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or notes issued in exchange therefor.

                          ARTICLE VIII.

                          MISCELLANEOUS
                          -------------

     Section 8.01.  Notices.  All notices, requests and other
                    -------
communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given to such party at its address, telecopy number or telex number set forth on the signature pages hereof or such other address, telecopy number or telex number as such party may hereafter specify by notice to the Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by mail, seventy-two (72) hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section or (iv) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in this Section; provided, that notices to
                                       --------
the Agent shall not be effective until received.

     Section 8.02.  Amendments, Etc.
                    ----------

          (a) Except as otherwise provided herein, no amendment or waiver of any provision of this Agreement or any Notes, nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Company and the Required Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment,
                                  --------
waiver or consent shall, unless in writing and signed by the Company and each Bank, do any of the following: (i) waive any of the conditions specified in Article III, (ii) increase the
                            -----------
Commitments of the Banks or subject the Banks to any additional obligations, (iii) reduce the principal of, or interest on, the Loans or any fees hereunder, (iv) postpone any date fixed for any payment in respect of principal of, or interest on, the Loans or any fees hereunder, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number or identity of Banks, which shall be required for the Banks or any of them to take any action hereunder, or (vi) amend this
Section 8.02 or Section 8.06, or the definitions of the terms used
- ------------    ------------
in such Sections; and provided, further, that no amendment, waiver
                      --------  -------
or consent shall, unless in writing and signed by the Agent in addition to the Banks required hereinabove to take such action, affect the rights or duties of the Agent under this Agreement or any Note.

          (b) If any changes in accounting principles from those used in the preparation of the financial statements referred to in Sections 4.05(a) and 4.05(b) are hereafter occasioned by the
- ----------------     -------
promulgation of rules, regulations, pronouncements or opinions by or are otherwise required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), and any of such changes results in a change in the method of calculation of, or affects the results of such calculation of, any of the financial covenants, standards or terms found in Section 5.03 hereof or
                                       ------------
elsewhere herein, then the parties hereto agree to enter into and pursue in good faith negotiations in order to amend such financial covenants, standards or terms so as to equitably reflect such changes, with the desired result that the criteria for evaluating the financial condition and results of operations of the Company shall be the same after such changes as if such changes had not been made.

     Section 8.03.  No Waiver; Remedies Cumulative.  No failure or
                    ---------  -------------------
delay on the part of the Agent or any Bank or any holder of a Note in exercising any right or remedy hereunder and no course of dealing between the Company and the Agent or any Bank or the holder of a Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any Note preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Agent or any Bank or the holder of a Note would otherwise have. No notice to or demand on the Company not required hereunder or under any Notes in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent, the Banks or the holder of a Note to any other or further action in any circumstances without notice or demand.

     Section 8.04.  Payment of Expenses, Etc.  The Company shall:
                    ------------------------

          (i) whether or not the transactions hereby contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Agent (both before and after the execution hereof) in connection with the negotiation, preparation, execution and delivery of, preservation of rights under, the preparation of amendments, waivers, consents and similar documents with respect to, the enforcement of, and, after a Default, the refinancing, renegotiation or restructuring of, this Agreement and the documents and instruments referred to herein and any amendment, waiver or consent relating hereto or thereto (including, without limitation, the reasonable fees and disbursements of counsel (including for services regarding post-closing administration and advice from time to time after the closing hereunder regarding rights and duties of the Agent and the Banks with respect to this Agreement and including allocated costs of internal counsel) for the Agent and in the case of enforcement for any of the Banks) but not including costs and expenses in connection with day-to-day loan administration not covered by the terms of this clause (i);

         (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each Bank harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and

        (iii) indemnify the Agent and each Bank, its officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them (whether or not any of them is designated a party thereto) arising out of any of the transactions contemplated by this Agreement, including, without limitation, by reason of any investigation, litigation or other proceeding related to any actual or proposed use by the Company or any Subsidiary thereof of the proceeds of any of the Loans or the entering into and performing by the Company of this Agreement or any Notes, and to reimburse each such Person for the reasonable fees and disbursements of counsel (including allocated costs of internal counsel) incurred in connection with any such investigation, litigation or other proceeding, except to the
                                                    ------
     extent such costs, losses, liabilities, claims, damages or expenses result principally from the gross negligence or willful misconduct of the Agent or such Bank, as the case may be.

If any action, suit or proceeding arising from any of the foregoing is brought against the Agent, any Bank or any other Person indemnified or intended to be indemnified pursuant to this
Section 8.04, the Company will, if requested by the Agent, any Bank
- ------------
or any such indemnified Person, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel reasonably satisfactory to the Person or Persons indemnified or intended to be indemnified. Each indemnified Person shall, if the Agent, a Bank or other indemnified Person has made the request described in the preceding sentence and such request has not been complied with, have the right to employ its own counsel (or (but not as well as) staff counsel) to investigate and control the defense of any matter covered by such indemnity and the reasonable fees and expenses of such counsel shall be at the expense of the indemnifying party. If the Company shall fail to do any act or thing which it has covenanted to do hereunder or any representation or warranty on the part of the Company contained herein shall be breached, the Agent may (but shall not be obligated
to) do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose, and will use its best efforts to give prompt written notice to the Company that it proposes to take such action. Any and all amounts so expended by the Agent shall be repayable to it by the Company promptly upon the Agent's demand therefor and shall be considered Obligations hereunder; provided, that the Company may request reasonable
           --------
supporting information with respect to any such payment demanded. If any such amount is not reimbursed to the Agent within two (2) days after the next date of any Borrowing hereunder which is at least ten (10) Business Days after demand therefor, or, if such supporting information is so requested, within the date when such supporting information is provided to the Company, the unpaid amount outstanding and due shall bear interest for all periods thereafter until paid at the Base Rate in effect from time to time. If and to the extent that the obligations of the Company under this
Section 8.04 are unenforceable for any reason, the Company hereby
- ------------
agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The Company's obligations under this Section 8.04
                                                      ------------
shall survive any termination of this Agreement and the payment of the Obligations.

     Section 8.05.  Adjustment; Set-Off.
                    -------------------

          (a) If any Bank (a "Benefitted Bank") shall at any time receive any payment in respect of all or part of its Loans or interest thereon, or receive any collateral (or proceeds thereof) in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in
Section 6.08 or otherwise) in a greater proportion than any such
- ------------
payment to and collateral (or proceeds thereof) received by any other Bank in respect of such other Bank's Loans or interest thereon, such Benefitted Bank shall purchase for cash from the other Banks such portion of each such other Bank's Loans, or shall provide such other Banks with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Bank to share the excess payment or benefits of such collateral or proceeds ratably with each of the Banks; provided,
                                                       --------
however, that if all or any portion of such excess payment or
- -------
benefits is thereafter recovered from such Benefitted Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.
The Company agrees that each Bank so purchasing a portion of another Bank's Loans, may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Bank were the direct holder of such portion.

          (b) In addition to any rights and remedies of the Banks provided by law, each Bank shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company, upon the filing of a petition under any of the provisions of the federal bankruptcy act or amendments thereto, by or against, or the occurrence of an Event of Default with respect to, the making of an assignment for the benefit of creditors by, the application for the appointment, or the appointment, of any receiver of, or of any of the property of, the issuance of any execution against any of the property of, the issuance of a subpoena or order, in supplementary proceedings, against or with respect to any of the property of, or the issuance of a warrant of attachment against the property of, the Company, to set-off and apply against any Obligations, whether matured or unmatured, of the Company to such Bank, any amount owing from such Bank to the Company, at or at any time after, the happening of any of the above-mentioned events, and the aforesaid right of set-off may be exercised by such Bank against the Company or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor of the Company, or against anyone else claiming through or against the Company or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Bank prior to the making, filing or issuance, or service upon such Bank of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; provided, that
                                                    --------
the failure to give such notice shall not affect the validity of such set-off and application.

          The Company expressly agrees that to the extent the Company makes a payment or payments hereunder or under any Note and such payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations to the Banks or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made.

     Section 8.06.  Benefit of Agreement.
                    --------------------

          (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Company may not assign or transfer any of its interest hereunder without the prior written consent of the Banks.

          (b)  Subject to subsection (f) of this Section 8.06
                                                 ------------
below, any Bank may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Bank.

          (c) Any Bank may at any time assign part or all of its rights and delegate such part or all of its obligations under this Agreement to any other financial institution that is at such time a Bank hereunder, and any Bank may assign part or all of its rights and delegate such part or all of its obligations under this Agreement to any other Person with the prior written consent of the Agent and the Company, which consent may not be unreasonably withheld or delayed; provided, that any Bank may at any time,
                     --------
without the consent of the Company or the Agent, assign all or any portion of its rights under this Agreement or any Note to a Federal Reserve Bank and no such assignment shall release the transferor Bank from its obligations hereunder; provided, further, that (i) each such assignment (other than to another Bank) shall be in the amount of $10,000,000 or any larger amount of such Bank's rights and obligations under this Agreement; (ii) an administrative fee of $2,000 shall have been paid to BTCo., as Agent, for BTCo.'s account, by the assigning Bank or its assignee in connection with each such assignment; and (iii) the parties to each such assignment shall execute and deliver to the Agent (with a copy to the Company) an assignment and assumption agreement substantially in the form of Exhibit E hereto. Any Bank may sell participations in all or any
- ---------
part of any Loan or Loans made by it or its Commitment or any other interest herein or in any Note to another bank or other entity. In the case of an assignment, upon the effectiveness of the assignment agreement relating thereto, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would have if it were a Bank hereunder and the holder of Indebtedness hereunder. In the case of a participation, the participant shall not have any rights under this Agreement, any Note or any other document delivered in connection herewith (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Company under Sections 2.13, 2.15 and 2.17
                                     -------------- ----     ----
hereof shall be determined as if the Bank had not sold such participation. Such Bank may (but shall not be obligated to) furnish any information concerning the Company in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants).

          (d) If any Bank (an "Acquiror Bank") acquires more than fifty percent (50%) of the shares of any class of the capital stock of, or otherwise acquires control of, another Bank (an "Acquiree Bank"), whether by merger, consolidation or otherwise, then the Company may, pursuant to the terms of this Section 8.06(d), obtain
                                           --------------
the agreement of any additional financial institution (other than any Bank) to provide any Loan or Loans in replacement of any Loan or Loans from the Acquiree Bank; provided, that the aggregate
                                 --------
principal amount of the Loans outstanding hereunder shall never exceed $250,000,000. To the extent that the Commitment to be assumed by any such financial institution, combined with the Commitments of all other financial institutions that have been added pursuant to this Section 8.06(d) from and after the Third
                       ---------------
Restatement Date, is less than or equal to $80,000,000, the addition of such financial institution shall be in the sole discretion of the Company. To the extent that the Commitment to be assumed by any such financial institution, combined with the Commitments of all such other financial institutions that have been added pursuant to this Section 8.06(d) from and after the Third
                       ---------------
Restatement Date, is greater than $80,000,000, or if the Company has not selected a replacement financial institution within ninety
(90) days after the consummation of any such merger or consolidation, then the addition of such financial institution pursuant to this Section 8.06(d) shall be by written amendment to
                 ---------------
this Agreement subject to the concurrence of the Agent, the Company and the Majority Banks. For the purposes of this Section 8.06(d),
                                                  ---------------
no Bank's Loans or Commitment shall be considered in the computation of "Majority Banks" if such Loans are or Commitment is to be replaced by another financial institution pursuant to this
Section 8.06(d).
- ---------------

          (e)  Whenever pursuant to the terms of Section 2.14(b) or
                                                 ---------------
8.06(d), or any other provision hereof, any financial institution
- -------
(a "Replacement Bank") is appointed or otherwise chosen to replace a Bank (a "Former Bank") hereunder:

              (i) the Former Bank shall transfer by means of a written instrument of assignment (reasonably satisfactory to the Majority Banks) all of its right, title and interest in, to and under this Agreement and any Notes issued to it to the Replacement Bank and shall deliver such Notes to the Replacement Bank; and

              (ii) upon the receipt by the Agent of a written agreement of assumption (reasonably satisfactory to the Majority Banks) by any Replacement Bank to be bound by the terms of this Agreement from and after the date of the aforesaid assignment and assumption as fully as if such Replacement Bank were an original Bank party hereto, all rights and obligations of the Former Bank under this Agreement and any Notes issued to such Former Bank shall be deemed for all purposes under this Agreement and such Notes to be the rights and obligations of the Replacement Bank, and the Former Bank shall be released from all obligations and divested of all rights (except such as may have accrued prior to such assignment and assumption) under this Agreement.

          (f) The Company shall not be obligated under this Agreement to (i) make any greater payment to a Bank which changes any Lending Office than such Bank would have been entitled to receive if such Lending Office had not been changed or (ii) make any greater payment to an assignee of a Bank than such Bank would have been entitled to receive with respect to the rights assigned to such assignee, unless such Lending Office was changed or such assignment was made (A) with the Company's prior written consent specifically referring to this Section 8.06(f), (B) at the request
                               ---------------
of the Company, (C) to mitigate or avoid the suspension of the obligations of a Bank or the requirement of payment of increased costs in the circumstances contemplated by Section 2.11(b), 2.12,
                                           ---------------  ----
2.13 or 2.17 or (D) at a time when the circumstances giving rise to
- ----    ----
such greater payment did not exist.

     Section 8.07.  Governing Law; Submission to Jurisdiction.
                    -----------------------------------------

          (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF) OF THE STATE OF NEW YORK.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE NOTES OR ANY DOCUMENT RELATED THERETO MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EITHER CASE LOCATED IN THE CITY OF NEW YORK IN THE BOROUGH OF MANHATTAN, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, AND SUBMITS TO, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY AND

UNCONDITIONALLY WAIVE TRIAL BY JURY, AND THE COMPANY HEREBY
IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING,
WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED
ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR
HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

          (c) The Company irrevocably and unconditionally consents to the service of process in any action or proceeding with respect to this Agreement or the Notes or any document related to any thereof, by the mailing of copies of such process by registered or certified mail, postage prepaid, to the Company at its address set forth opposite its signature below, such service to become effective ten (10) days after such mailing.

          (d) Nothing herein shall affect the right of the Agent, the Company, any Bank or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any party in any other jurisdiction.

     Section 8.08.  Independent Nature of Banks' Rights.  The
                    -----------------------------------
amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose. Nothing contained in this Agreement and no action taken by the Agent or any Bank pursuant hereto shall be deemed to constitute the Agent or the Banks a partnership, an association, a joint venture or other entity.

     Section 8.09.  Counterparts.  This Agreement may be executed
                    ------------
in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     Section 8.10.  Effectiveness; Survival of Indemnities.  This
                    --------------------------------------
Agreement shall become effective on the date (the "Effective Date") on which the conditions specified in Section 3.02 have been
                                     ------------
satisfied and on which all of the parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Agent pursuant to Section
                                                           -------
8.01 or, in the case of the Banks, shall have given to the Agent
- ----
written or telecopy notice (actually received) at such office that this Agreement has been signed and mailed to the Agent. The obligations of the Company under Sections 2.11, 2.13, 2.15, 2.17
                                 -------------  ----  ----  ----
and 8.04 and of the Banks under Section 7.06 shall survive the
    ----                        -----------
payment in full of the Obligations owed to each Bank after the Maturity Date.

     Section 8.11.  Headings Descriptive.  The headings of the
                    --------------------
several sections and subsections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 8.12.  Survival of Representations.  All covenants,
                    ---------------------------
agreements, representations and warranties made herein and in any certificate delivered pursuant hereto shall survive the making by the Banks of the Loans and the execution and delivery to the Agent for the account of any Bank of any Notes evidencing the Loans, regardless of any investigation made by the Agent or the Banks and of the Agent's and the Banks' access to any information and shall continue in full force and effect so long as any Indebtedness or obligation created hereunder is outstanding and unpaid.

     Section 8.13.  Severability.  In case any one or more of the
                    ------------
provisions contained in this Agreement or any Note should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provisions shall not be affected or impaired in any other jurisdiction, nor shall the remaining provisions contained herein and therein in any way be affected or impaired thereby.

     Section 8.14.  Prior Lenders and GATX.  Each of the parties
                   -----------------------
hereto hereby acknowledges and agrees that GATX and the Prior Lenders are no longer parties to this Agreement and, effective as of the Second Restatement Date, neither GATX nor any Prior Lender shall have any rights (except rights to indemnification that may continue pursuant to the terms of previous documentation) or obligations hereunder.

                    [signature pages follow]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              THE COMPANY:

                              GENERAL AMERICAN TRANSPORTATION
                                CORPORATION

                              By:____________________________
                                 Name:____________________________
                                 Title:___________________________

                              500 West Monroe Street
                              Chicago, Illinois 60661
                              Attention: Treasurer

                              Telephone No.: (312) 621-8468
                              Telex No.: 9102215697
                              Telecopier No.: (312) 621-6645


                              THE AGENT:

                              BANKERS TRUST COMPANY

                              By:____________________________
                                 Name:____________________________
                                 Title:___________________________

                              One Bankers Trust Plaza
                              New York, New York 10006
                              Attention:  Ms. Mary Rodwell

                              Telephone No.: (212) 250-2955
                              Telex No.: 62922
                                Answerback: BANKTRUST NYK
                              Telecopier No.: (212) 250-2340

                              with a copy to:

                              Bankers Trust Company
                              Representative Office
                              233 South Wacker Drive
                              Chicago, Illinois 60606
                              Attention: Mr. Robert Willoughby

                              Telephone No. (312) 993-8149
                              Telex No.: 210106
                                Answerback: BTCI-UR
                              Telecopier No.: (312) 993-8137

                                        THE BANKS:
               Commitment
Commitment     Percentage
- ----------     -----------

$25,000,000      10.0%        ABN AMRO BANK N.V.,
                              CHICAGO BRANCH

                              By:_________________________________
                              Name:____________________________
                                 Title:___________________________


                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________

                              135 South LaSalle Street
                              Suite 525
                              Chicago, Illinois 60603
                              Attention: Mr. Lawrence O. Riley

                              Telephone No:  (312) 443-2733
                              Telex No.:  256243
                              Telecopier No.: (312) 606-8425


25,000,000       10.0%        THE BANK OF NEW YORK

                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________

                              One Wall Street, 19th Floor
                              New York, New York 10286
                              Attention: Mr. John Lambert

                              Telephone No.: (212) 635-8044
                              Telex No.: 12304
                              Telecopier No.: (212) 635-1208

$25,000,000      10.0%        BANKERS TRUST COMPANY

                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________

                              One Bankers Trust Plaza
                              New York, New York 10006
                              Attention:  Ms. Mary Rodwell

                              Telephone No.: (212) 250-2955
                              Telex No.: 62922
                                Answerback: BANKTRUST NYK
                              Telecopier No.: (212) 250-2340

                              with a copy to:

                              Bankers Trust Company
                              Representative Office
                              233 South Wacker Drive
                              Chicago, Illinois 60606
                              Attention:  Mr. Robert Willoughby

                              Telephone No. (312) 993-8149
                              Telex No.: 210106
                                Answerback: BTCI-UR
                              Telecopier No.: (312) 993-8137


25,000,000       10.0%        THE CHASE MANHATTAN BANK
                                (NATIONAL ASSOCIATION)

                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________

                              One Chase Manhattan Plaza, 6th Floor
                              New York, New York 10081
                              Attention: Mr. Luca Bettini
                                         Mr. David Zeitler

                              Telephone No.: (212) 552-2138
                                             (212) 552-3325
                              Telex No.: 126671 or 125568
                              Answerback: Chamanbank
                              Telecopier No.: (212) 552-5242

$25,000,000      10.0%        CHEMICAL BANK

                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________

                              270 Park Avenue
                              8th Floor
                              New York, New York  10017
                              Attention: Mr. A. Frank Guerra

                              Telephone No.: (212) 270-4688
                              Telex No.:
                                Answerback:
                              Telecopier No.: (212) 270-1469


25,000,000       10.0%        THE FIRST NATIONAL BANK OF CHICAGO

                              By:_________________________________
                              Name:____________________________
                              Title:___________________________


                              One First National Plaza, Suite 0084
                              Chicago, Illinois 60670
                              Attention:
                                   Mr. Raymond M. Neihengen, Jr.
                                   Ms. Mary Head

                              Telephone No.: (312) 732-2968
                                             (312) 732-6224
                              Telex No. (1): 4330253
                                Answerback:  FNBC UI
                              Telex No. (2): 190201
                                Answerback:  FNBC UI
                              Telecopier No. (312) 732-5296

$25,000,000      10.0%        THE INDUSTRIAL BANK OF JAPAN, LTD.

                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________

                              The Industrial Bank of Japan, Ltd.
                              227 West Monroe Street
                              Suite 2600
                              Chicago, Illinois  60606
                              Attention:  Mr. John Bowin

                              Telephone No.: (312) 855-8264
                              Telex No.:  285381
                              Telecopier No.: (312) 855-8200


25,000,000       10.0%        MELLON BANK, N.A.

                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________

                              Mellon Financial Services
                              55 West Monroe Street, Suite 2600
                              Chicago, Illinois 60603
                              Attention: Mr. Reginald T. Overton

                              Telephone No.: (312) 357-3402
                              Telex No.: 270279
                                Answerback: MELLONOCO
                              Telecopier No.: (312) 357-3414


15,000,000        6.0%        BANK OF MONTREAL

                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________

                              115 South LaSalle Street - 12W
                              Chicago, Illinois 60603
                              Attention: Mr. David J. Thompson

                              Telephone No:  (312) 750-4372
                              Telex No.:
                                Answerback:
                              Telecopier No.: (312) 750-4314

$15,000,000       6.0%        SWISS BANK CORPORATION

                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________

                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________

                              141 West Jackson, 8th Floor
                              Chicago, Illinois 60604
                              Attention:  Mr. Neil R. Gunn

                              Telephone No.: (312) 554-6401
                              Telex No. (1): 254527
                                Answerback: Swisbank cgo
                              Telex No. (2): 256223
                                Answerback: Swissbnk cgo
                              Telecopier No.: (312) 554-6410
                                                     or 6411


10,000,000        4.0%        CITIBANK, N.A.

                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________

                              Citibank, N.A.
                              399 Park Avenue
                              12th Floor, Zone 21
                              New York, New York  10043
                              Attention:  Ms. Barbara Cohen

                              Telephone No.: (212) 559-8712
                              Telecopier No.: (212) 793-3824

                              with a copy to:

                              Citibank, N.A.
                              400 Perimeter Center Terrace
                              Suite 600
                              Atlanta, Georgia  30346
                              Attention:  Mr. Bruce W. Simmons
                              Telephone No.:  (404) 668-8108
                              Telecopier No.:  (404) 668-8137

$10,000,000       4.0%        J.P. MORGAN DELAWARE

                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________

                              J.P. Morgan Delaware
                              902 Market Street
                              6th Floor
                              Wilmington, Delaware  19801
                              Attention:  Mr. David J. Morris

                              Telephone No.: (302) 651-3788
                              Telex No.:
                                Answerback:
                              Telecopier No.: (302) 654-5336

                              with a copy to:

                              ___________________________________
                              ____________________________________
                              ____________________________________
                              Attention:  ________________________

                              Telephone No.:
                              Telex No.:
                                Answerback:
                              Telecopier No.:



- ------------     ----
$250,000,000     100%         TOTAL

                                                                                Schedule 1
                                      LENDING OFFICES
                                      ---------------


        Bank                          Base Rate Loans                   Eurodollar Loans
       ------                        ----------------                  ------------------
1.   ABN AMRO Bank N.V.,             135 South LaSalle Street          135 South LaSalle Street
     Chicago Branch                  Suite 525                         Chicago, Illinois 60603
                                     Chicago, Illinois 60603

2.   The Bank of New York            Commercial Loan Servicing         Eurodollar/Cayman Funding
                                     Department                        Area
                                     101 Barclay Street                101 Barclay Street
                                     New York, New York 10007          New York, New York 10007

3.   Bankers Trust Company           One Bankers Trust Plaza           One Bankers Trust Plaza
                                     New York, New York 10006          New York, New York 10006

4.   The Chase Manhattan             One Chase Manhattan Plaza         One Chase Manhattan Plaza
     Bank (National                  New York, New York 10081          New York, New York 10081
     Association)

5.   Chemical Bank                   270 Park Avenue, 8th Floor        270 Park Avenue, 8th Floor
                                     New York, New York 10017          New York, New York 10017

6.   The First National              One First National Plaza          One First National Plaza
     Bank of Chicago                 Suite 0084                        Suite 0084
                                     Chicago, Illinois 60670           Chicago, Illinois 60670

7.   The Industrial Bank of          Three First National Plaza        Three First National Plaza
     Japan, Ltd.                     Suite 1800                        Suite 1800
                                     Chicago, Illinois 60602           Chicago, Illinois 60602

8.   Mellon Bank, N.A.               Three Mellon Bank Center          Three Mellon Bank Center
                                     Pittsburgh, Pennsylvania          Pittsburgh, Pennsylvania
                                     15259                             15259

9.   Bank of Montreal                115 South LaSalle Street -        115 South LaSalle Street-
                                     12W                               12W
                                     Chicago, Illinois 60603           Chicago, Illinois 60603

10.  Swiss Bank Corporation          141 West Jackson                  141 West Jackson
                                     8th Floor                         8th Floor
                                     Chicago, Illinois 60604           Chicago, Illinois 60604

11.  Citibank, N.A.                  400 Perimeter Center              400 Perimeter Center
                                     Terrace                           Terrace
                                     Suite 600                         Suite 600
                                     Atlanta, Georgia  30344           Atlanta, Georgia 30344
                                     Attention:  Ms. Carol             Attention: Ms. Carol
                                     Huntington                        Huntington

12.  J.P. Morgan Delaware            500 Stanton-Christiana Road       500 Stanton-Christiana Road
                                     Newark, Delaware 19713-2107       Newark, Delaware 19713-2107
                                     Attention:  Loan Operations       Attention: Loan Operations
                                                 Department                       Department

                                                        Exhibit A
                                                        ---------
                         PROMISSORY NOTE



$                                             _____________, ____
  --------------------                         New York, New York

          FOR VALUE RECEIVED, GENERAL AMERICAN TRANSPORTATION CORPORATION, a New York corporation (the "Company"), hereby promises to pay on March 31, 1998 to the order of _____________ __________________________________ (the "Payee"), at the principal office of Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006, the principal sum of ________________ ($______
_) in lawful money of the United States of America, or, if less than such principal amount, the aggregate unpaid principal amount of all Loans made to the undersigned by the Payee pursuant to the Credit Agreement.

          The Company shall pay interest from the date hereof on the unpaid principal amount of this Note from time to time outstanding during the period from the date hereof until such principal amount is paid in full at the rates, determined in the manner, and on the dates or occurrences, specified in the Credit Agreement.

          This promissory note is one of the Notes referred to in the Third Amended and Restated Revolving Credit Agreement dated as of March 31, 1994, among the Company, the Payee, certain other Banks named therein and Bankers Trust Company, as Agent for such Banks (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") and is entitled to the benefits of the Credit Agreement. Capitalized terms used in this Note without definition shall have the same meanings as are ascribed to such terms in the Credit Agreement.

          All Loans made by the Payee pursuant to the Credit Agreement, and all payments of the principal amount of such Loans, shall be endorsed by the holder of this Note on the schedule annexed hereto. Failure to record such advances or payments shall not diminish any rights of the Payee or relieve the Company of any liability hereunder or under the Credit Agreement. This Note is subject to prepayment, and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement.

          This Note may not be modified or discharged orally, by course of dealing or otherwise, but only by a writing duly executed by the holder hereof.

          In the event that any action, suit or proceeding is brought by the holder hereof to collect this Note, the undersigned shall be liable for all costs and expenses of collection, including, without limitation, reasonable attorneys' fees and disbursements.

          This Note has been delivered in the City and State of New York, and shall be enforced under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within said State, without reference to any choice or conflict of laws principles.

                              GENERAL AMERICAN TRANSPORTATION
                              CORPORATION, a New York corporation

                              By:  ______________________________

                              Title:_____________________________

SCHEDULE OF ADVANCES AND PAYMENTS OF PRINCIPAL ANNEXED TO AND CONSTITUTING A PART OF PROMISSORY NOTE DATED ___________, ____ MADE BY GENERAL AMERICAN TRANSPORTATION CORPORATION PURSUANT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF MARCH 31, 1994 WITH VARIOUS BANKS AND BANKERS TRUST COMPANY AS AGENT

                                                   Amount of
                                                   Principal
                                                   Paid or
                                                   Prepaid
                 Interest               Principal  This Date Unpaid
                 Period      Interest   Amount of  and Loan  Principal
        Type of  Applicabl   Rate       Loan Made  To Which  Balance    Notation
Date    Loan     to Loan     Per Annum  This Date  Applied   This Date  Made By
- -----   ----     -------     ---------  ---------  -------   ---------   ------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                                                 Exhibit B
                                                                 ----------
                                      March 31, 1994



To the Persons Listed on Schedule A Hereto
                         ----------

          Re:  General American Transportation Corporation

Ladies and Gentlemen:

          This opinion is delivered to you pursuant to Section 3.02(b) of the Third Amended and Restated Revolving Credit Agreement dated as of March 31, 1994 (the "Credit Agreement") by and among General American Transportation Corporation, a New York corporation (the "Company"), and each of you. I am Secretary of the Company, and I have acted as internal counsel to the Company in connection with the preparation, execution and delivery by the Company of the Credit Agreement. Capitalized terms used herein shall have the meaning given to such terms in the Credit Agreement.

          In my capacity as such internal counsel, I or members of my staff have examined originals or copies of the Credit Agreement and such records, documents, agreements and other instruments as in my or their judgment are necessary or appropriate to enable me to render the opinions expressed below. In such examination, the genuineness of all signatures other than signatures on behalf of the Company, the authenticity of all documents submitted as originals and the conformity to originals of all documents submitted as copies have been assumed.

          On the basis of the foregoing and in reliance thereon, I am of the opinion that, as of the date hereof:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, has the corporate power and authority to conduct the business in which it is engaged, and is duly qualified and is in good standing as a foreign corporation under the laws of each jurisdiction where its failure to so qualify or be in good standing could have a material adverse effect on its ability to fulfill its obligations under the Credit Agreement.

          (b) The execution, delivery and performance by the Company of the Credit Agreement, (i) are within the corporate power of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) do not violate or create a default under any law, rule or regulation, or the Certificate of Incorporation or By-laws of the Company, and (iv) do not violate or create a default under any contractual provision known to me, after due inquiry, binding on or affecting the Company or its property.

          (c) No authorization, consent, license, or approval or other action by, and no notice or declaration to or filing or registration with, any court, governmental authority, commission, board, regulatory body, bureau or agency is required in connection with the execution, delivery and performance by the Company of the Credit Agreement made by the Company.

          (d) The Credit Agreement has been duly executed and delivered by the Company.

          (e) There is no action, suit or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the best of my knowledge, threatened against the Company, any of its Subsidiaries, or any material property of any thereof before any court or arbitrator or any governmental or administrative body, agency or official (i) which challenges the validity of the Credit Agreement, or (ii) which if adversely determined could have a material adverse effect on the ability of the Company to fulfill its obligations under the Credit Agreement.

          I am qualified to practice law in the State of Illinois and do not purport to be an expert on, or express any opinion concerning the laws of any jurisdiction other than the laws of the State of Illinois, the corporation law of the State of New York and the Federal laws of the United States.

          I am furnishing this opinion to you solely for your benefit and this opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose without my prior written consent; provided, that this opinion
                                                --------
may be relied upon by any financial institution that becomes a Bank after the date hereof in accordance with the terms and conditions of the Credit Agreement.

                                   Very truly yours,

                                                       Schedule A to Opinion
                                                      of Paul A. Heinen, Esq.
                                                        dated March 31, 1994

                                        Addressees
                                        ----------

Mayer, Brown & Platt
787 Seventh Avenue
New York, New York  10019

ABN AMRO Bank N.V., Chicago Branch
The Bank of New York
Bankers Trust Company
The Chase Manhattan Bank (National Association)
Chemical Bank
The First National Bank of Chicago
The Industrial Bank of Japan, Ltd.
Mellon Bank, N.A.
Bank of Montreal
Swiss Bank Corporation
Citibank, N.A.
J.P. Morgan Delaware

as Banks, and

Bankers Trust Company, as Agent

                                                                 Exhibit C
                                                                 ----------




                           [letterhead of Mayer, Brown & Platt]




                                      March 31, 1994
                                      --------------


BANKERS TRUST COMPANY,
  individually and as Agent
One Bankers Trust Plaza
New York, New York  10006

     -and-

the Banks listed on
  Schedule A hereto
  ----------

          Re:  General American Transportation Corporation
               -------------------------------------------

Ladies and Gentlemen:

          This opinion is delivered to you pursuant to Section 3.02(c) of the Third Amended and Restated Revolving Credit Agreement dated as of March 31, 1994 (the "Credit Agreement") by and among General American Transportation Corporation, a New York corporation ("GATC"), and each of you. We have acted as special New York counsel to GATC in connection with the execution and delivery by GATC of the Credit Agreement. Capitalized terms used herein shall have the meanings given to such terms in the Credit Agreement.

          In our capacity as such special counsel, we have examined the form of opinion of Paul A. Heinen, Esq., Secretary and acting as internal counsel to GATC, dated the date hereof, delivered pursuant to Section 3.02(b) of the Credit Agreement, and have examined an executed copy of the Credit Agreement and such records, documents, agreements and other instruments and statements as in our judgment are necessary to enable us to render the opinions expressed below.
In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to originals of all documents submitted to us as copies or execution copies.
As to any questions of fact relevant to the opinions expressed herein, we have relied upon, and assume (without investigation) the accuracy of, representations and warranties and statements contained in the Credit Agreement and in any other instruments reviewed by us. We have also relied (without investigation) upon the legal opinion of Paul A. Heinen, Esq. referred to above as to all matters of law and fact covered herein.

          On the basis of the foregoing and in reliance thereon, and subject to the qualifications, assumptions and limitations set forth below, we are of the opinion that, as of the date hereof, the Credit Agreement constitutes the legal, valid and binding obligation of GATC, enforceable against GATC in accordance with its terms.

          The opinion expressed above is subject to the following qualifications, assumptions and limitations:

                                        [to follow]

          The opinions expressed above are limited to, and are only expressed under, the laws of the State of New York and Federal law of the United States of America, and we do not purport to express any opinion herein concerning the laws of any other jurisdiction. Without limiting the generality of the foregoing, we express no opinion as to the choice of law provisions of the Credit Agreement with respect to any particular Bank as to the effect of any law which limits the rates of interest legally chargeable or collectible and we express no opinion as to the effect of any law or regulation governing any maximum amount of credit that may be extended by any Bank.

          This opinion is rendered only to the Agent and the Banks and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon by the Agent or the Banks for any other purpose or relied upon or delivered to any other person, firm or corporation for any purpose (except for any delivery required in accordance with applicable law), without our prior written consent.

                                   Very truly yours,

                                        SCHEDULE A
                                        ----------

ABN AMRO Bank N.V., Chicago Branch
The Bank of New York
Bankers Trust Company
The Chase Manhattan Bank (National Association)
Chemical Bank
The First National Bank of Chicago
The Industrial Bank of Japan, Ltd.
Mellon Bank, N.A.
Bank of Montreal
Swiss Bank Corporation
Citibank, N.A.
J.P. Morgan Delaware

                                                                     Exhibit D
                                                                     ----------



                             [letterhead of GATX Corporation]



                                      March 31, 1994



Bankers Trust Company,
  as Agent

     and

Each of the Banks party
  to the Credit Agreement
  (as hereinafter defined)



Ladies and Gentlemen:

          Reference is made to that certain Third Amended and Restated Revolving Credit Agreement dated as of March 31, 1994 among General American Transporta-tion Corporation, a New York corporation (the "Company"), the Banks party thereto and Bankers Trust Company, as Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

          GATX Corporation, a New York corporation and the Company's corporate parent ("GATX"), hereby confirms to each of you that, as of this date, it has no present intention to (i) sell, lease or otherwise dispose of or encumber any of the shares of any class of the capital stock of the Company, (ii) merge into or consolidate with any other Person or sell, lease or otherwise dispose of, in any such case, other than in the normal course of business, all or any substantial part of its property or assets or (iii) cause or permit any of its Subsidiaries to merge into or consolidate with any other Person or sell, lease or otherwise dispose of (in any such case, other than in the normal course of business) any part of the property or assets of any of its Subsidiaries, which merger, consolidation, sale, lease or other disposition is material to GATX and all of its Subsidiaries taken as a whole, other than:

               (A) a merger of any Subsidiary of GATX (except the Company) into GATX or any other Subsidiary of GATX; or

               (B) a sale, lease or other disposition of all or any substantial part of the property or assets of any Subsidiary of GATX (except the Company) by such Subsidiary to GATX or any other Subsidiary of GATX, to the extent that any such transaction described in this clause (B) or in clause (A) above would not have a material adverse effect upon
          (x) the business, properties, financial condition, prospects or operations of the Company or any of its Subsidiaries or (y) the ability of the Company to repay the Indebtedness incurred under the Credit Agreement.

In consideration of the transactions contemplated by the Credit Agreement, GATX hereby agrees that it will not cause or permit any transaction of the type described in clauses (i), (ii) or (iii) above to occur without the prior written consent of the Agent and each Bank, which consent shall not be unreasonably withheld.

          GATX hereby acknowledges that it is no longer a party to the Credit Agreement and that, effective as of the Second Restatement Date, it no longer has any rights or obligations thereunder.


                                   GATX CORPORATION, a New York corporation

                                   By:______________________

                                   Title:___________________

                                                                     EXHIBIT E
                                                                     ----------

                                          FORM OF
                            ASSIGNMENT AND ASSUMPTION AGREEMENT

     ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of ____________, by and between ____________________, in its capacity as a Bank party to the Credit Agreement referred to below ("Assignor"), and _____________________ ("Assignee"). All capitalized terms used herein without definition shall have the respective meanings provided such terms in the Credit Agreement (as defined below).

                                   W I T N E S S E T H:

     WHEREAS, Assignor is a party to that certain Third Amended and Restated Revolving Credit Agreement, dated as of March 31, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among General American Transportation Corporation, a New York corporation (the "Borrower"), the Banks party thereto (including Assignor) and Bankers Trust Company, as Agent;

     WHEREAS, Assignor has a Commitment under the Credit Agreement pursuant to which Assignor has made, or may from time to time be required to make, Loans to the Borrower;

     WHEREAS, Assignor and Assignee wish Assignor to assign to Assignee Assignor's rights and obligations arising from and after the Effective Date (as defined below) under the Credit Agreement with respect to a portion of (i) its Commitment under the Credit Agreement ("Assignor's Commitment") and (ii) its outstanding Loans, if any (collectively, the "Loans");

     WHEREAS, Assignor and Assignee also wish (i) Assignee to assume the obligations of Assignor under the Credit Agreement and the other documents executed and delivered in connection therewith (together with the Credit Agree-ment, the "Loan Documents") with respect to the Assignee's Share (as defined below) to the extent of the rights so assigned and (ii) Assignor to be released from the obligations so assumed by Assignee; and

     WHEREAS, Borrower, by its execution hereof, is providing its written consent to the assignment accomplished by this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

     1.   Assignment.  Effective on the Effective Date (as defined
          ----------
below) and upon payment of the amount specified in clause (x) of the first sentence of Section 3 hereof, Assignor hereby assigns and transfers to Assignee,
            ---------
without recourse, representation or warranty of any kind, express or implied (except as provided in Sections 6(a) and (b) hereof), and subject to Section
                       --------------------
4(b) hereof, that portion described on Annex I hereto as the "Assignee's Share"
                                       -------
("Assignee's Share") of all of Assignor's rights, title and interest arising under (i) the Credit Agreement relating to Assignor's Commitment including, without limitation, all rights and obligations with respect to the Loans attributable to Assignee's Share and (ii) the other Loan Documents with respect to Assignee's Share as will result in Assignee having from and after the Effective Date the percentage of the aggregate total Commitments ("Assignee's Percentage") specified in item 1 of Annex I attached hereto. The principal
                                    -------
amount of Assignee's Share is also specified in item 1 of Annex I attached
                                                          -------
hereto.


     2.   Assumption.  Effective on the Effective Date, Assignee  hereby
          ----------
irrevocably purchases, assumes and takes from Assignor, and Assignor is hereby expressly and absolutely released from, all of Assignor's obligations arising under the Credit Agreement and the other Loan Documents relating to Assignee's Share and of any outstanding Loans attributable to Assignee's Share.

     3.   Payment.  In consideration of the assignment by Assignor  to Assignee
          -------
as set forth above, Assignee agrees to pay to Assignor, in Dollars and in immediately available funds, (x) on or prior to the Effective Date, an amount specified by Assignor in writing on or prior to the Effective Date which represents Assignee's Share attributable to the principal amount of the Loans made pursuant to the Credit Agreement and outstanding on the Effective Date; and (y) from time to time thereafter, such other amounts (if any), which Assignee has agreed in writing to pay to Assignor after the Effective Date. In consideration of the assumption by Assignee as set forth above, Assignor agrees to pay to Assignee within two (2) Business Days of the Effective Date, an assignment fee (if any), which amount has been previously agreed to in writing by Assignor and Assignee.

     Notwithstanding anything to the contrary contained in this Agreement, if and when Assignee receives or collects (i) any payment of principal or interest relating to any Loans or (ii) any payment of fees that in either case are required to be paid to Assignor pursuant to this Agreement, then Assignee shall distribute to Assignor such payment.

     To the extent payment of funds payable to Assignee or Assignor under this Agreement are not made within two (2) Business Days of receipt, each of Assignee or Assignor, as the case may be, shall be entitled to recover such amount together with interest thereon at the Federal Funds Effective Rate (as defined in the Credit Agreement) per annum accruing from the date of receipt of such funds by the other party.
<PAGE?
     4.   Effectiveness.
          -------------

          (a) (i) This Agreement shall become effective on the date (the "Effective Date") Assignor, Assignee, the Agent and the Borrower shall have signed a counterpart hereof (whether the same or different counterparts), and, in the case of Assignee, the Borrower shall have delivered same to Assignor. Assignor hereby notifies the Agent of the assignment, effective as of the Effective Date, of Assignee's Share and any Loans attributable to Assignee's Share, and directs the Agent to pay Assignee (i) on any payment of principal of, or interest on, any Loan paid by, or on behalf of, the Borrower pursuant to the Credit Agreement and the other Loan Documents and attributable to Assignee's Share of any Loans at that rate of interest specified in the Credit Agreement and (ii) any fees paid by, or on behalf of, the Borrower and attributable to Assignee's Share of the Commitments which are specified in the Credit Agreement. No (i) failure of either Assignee or Assignor to settle any amount owed to the other hereunder or otherwise (except with respect to the payment of the administrative fee to the Agent and the payment due under clause (x) of the first sentence of Section 3 hereof), (ii) dispute respecting any other
                  ---------
settlement, including, without limitation, in respect of the Borrower, or (iii) the bankruptcy, insolvency or other condition whatsoever respecting any Person shall in any way impair, reduce or otherwise affect the effectiveness of this Agreement.

          (ii) Assignor, Assignee and the Agent each acknowledges and agrees that from and after the Effective Date, the Agent shall make all payments under the Credit Agreement in respect of Assignee's Share (including, without limitation, all payments of principal, interest and commitment or other fees (if any) with respect thereto, whether or not such payments shall have accrued prior to or after the Effective Date) to Assignee only. Assignor and Assignee hereby agree further to make all appropriate adjustments in payments to either of them under the Credit Agreement for periods prior to the Effective Date directly between themselves.

          (b) With respect to any Loan attributable to Assignee's Share, if and when Assignor receives or collects any payment of principal, interest, commit-ment or other fees with respect to Assignee's Share for any period commencing on or after the Effective Date, Assignor shall distribute to Assignee that portion attributable to Assignee's Share, but only to the extent such portion attributable to Assignee's Share accrued on or after the Effective Date and was not theretofore paid to Assignee by the Borrower or otherwise. Any principal, interest or fees paid to Assignor by the Borrower prior to the Effective Date shall be retained by Assignor. Any principal, interest or fees paid to Assignee which accrued prior to the Effective Date shall be promptly returned, in the form received, by Assignee to Assignor. Assignee recognizes and agrees that (i) it shall receive no payment on account of any Agent's fees or other amounts or expenses (including counsel fees) payable to the Agent (in such capacity and for its own account), (ii) this Agreement shall not operate to assign any rights or delegate any obligations of the Agent (in such capacity), and (iii) notwithstanding anything to the contrary in this Agreement, Assignor shall retain all of its rights to indemnification under the Credit Agreement and the other Loan Documents for any events, acts or omissions occurring prior to the Effective Date.

          (c) The Agent, by its execution hereof, acknowledges the assignment described above and agrees to make payments in respect of principal, interest and fees as described in clause (a) of this Section 4.
                                            ---------

     5.   Rights as Bank Under Credit Agreement.  In accordance  with Section
          -------------------------------------
8.06 of the Credit Agreement, (i) as of the Effective Date, Assignee will be and become a "Bank" under and party to the Credit Agreement and shall have (a) all of the rights and obligations of a Bank thereunder and under the other Loan Documents (to the extent of the assignment and assumption of Assignee's Share effected by this Agreement) and (b) the addresses for (A) notice purposes and
(B) Lending Offices set forth in items 2 and 3, respectively, of Annex I
                                                                 -------
attached hereto, (ii) promptly on or after the Effective Date, the Borrower will execute and deliver such documents and instruments as Assignor or Assignee may reasonably require and (iii) as of the Effective Date, the Agent shall record such assignment in the Register. The Lending Offices of Assignor are set forth in item 4 of Annex I attached hereto.
             -------

     6.   Miscellaneous.
          -------------

          (a) Each of Assignor and Assignee represents and warrants to the other party as follows:

               (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to fulfill the obligations hereunder, and to consummate the transactions contemplated hereby;

               (ii) the making and performance by it of this Agreement and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its incorporation or any other law or regulation applicable to it;

               (iii) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with the respective terms hereunder; and

               (iv) all approvals, authorizations, or other actions by, or filing with, any governmental authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained.

     (b) Assignor represents and warrants to Assignee that Assignee's Share and the Loans attributable to Assignee's Share are not subject to any liens or security interests created by Assignor.

     (c)  Except as set forth in Sections 6(a) and (b) hereof, Assignor makes
                                 ---------------------
no representations or warranties, express or implied, to Assignee and shall not be responsible to Assignee for (i) the execution, effectiveness, genuine-ness, legality, validity, enforceability, collectibility, regulatory status or sufficiency of the Credit Agreement, (ii) the taking of any action, or the failure to take any action, with respect to any of the Loan Documents, (iii) any representations, warranties, recitals or statements made in any of the Loan Documents or in any written or oral financial or other statements, instruments, reports, certificates or documents made or furnished by Assignor to Assignee or by or on behalf of the Borrower or any of its Affiliates to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby, (iv) the financial or other condition of the Borrower or any other Person, or (v) any other matter having any relation to any of the foregoing. Assignor shall not be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the existence or possible existence of any Default or Event of Default. Additionally, Assignor shall not have any duty or responsibility either initially or on a continuing basis to make any investigation or any appraisal on Assignee's behalf or to provide Assignee with any credit or other information with respect thereto, whether coming into Assignor's possession before the execution of the Credit Agreement or at any time or times thereafter. Assignor shall have no responsibility with respect to the accuracy of, or the completeness of, any information provided to Assignee, whether by Assignor or by or on behalf of the Borrower or any other Person obligated under the Credit Agreement or any related instrument or document.

     (d) Assignee represents and warrants that it has made its own independent investigation of each of the foregoing matters, including, without limitation, the financial condition and affairs of the Borrower and its Affiliates, in connection with the making of the Loans and the execution of this Agreement (including, but not limited to, the solvency of the Borrower and its Affiliates, the ability of the Borrower and its Affiliates to pay their respective debts as they mature and the capital of the Borrower and its Affiliates remaining after the closing under the Credit Agreement and the other Loan Documents and the consummation of the transactions contemplated thereby) and has made and shall continue to make its own appraisal of the creditworthiness of the Borrower and its Affiliates. Assignee (i) confirms that it has received copies of the Loan Documents together with copies of such other closing documents delivered in connection with the Credit Agreement, such financial statements and such other documents and information as it has requested or deemed appropriate to make its own credit analysis and decision to enter into this Agreement and
(ii) agrees that it will, independently and without reliance upon the Agent, Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

     (e) Each of the parties hereto agrees to take such action and execute and deliver such documents as any party hereto may reasonably request from time to time in order to more fully implement the purposes of this Agreement.

     (f) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF) OF THE STATE OF NEW YORK.

     (g) Except as otherwise set forth herein, this Agreement sets forth the entire agreement between Assignor and Assignee relating to the subject matter hereof, and no term or provision of this Agreement may be amended, changed, waived, discharged or terminated orally or otherwise, except in a writing signed by Assignor and Assignee.

     (h) This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument.

     (i) Each of the parties hereto agrees that each party shall bear its own expenses in connection with the preparation and execution of this Agreement and the consummation of the Assignment described herein. Assignee further agrees that Assignee shall send a check in the amount of $2,000 to the Agent on or prior to the Effective Date, as payment of the administrative fee described in Section 8.06(c) of the Credit Agreement.

     (j) All representations and warranties made herein and indemnities provided for herein shall survive the consummation of the transactions contemplated hereby.

     (k) Assignor may at any time or from time to time grant to others assign-ments in its share of the Commitments and the Loans in accordance with the Credit Agreement but not in the portions thereof assigned to Assignee hereunder.

     (l) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither of the parties hereto may assign or transfer any of its rights or obligations under this Agreement without the prior consent of the other party. The preceding sentence shall not limit the right of Assignee to assign all or part of Assignee's Share in the manner contemplated by the Credit Agreement.


                                 [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their respective duly authorized officers as of the date first above written.

                              ___________________________________
                              Individually as Assignor

                              By: _______________________________

                              Title:_____________________________

                              ___________________________________
                              Individually as Assignee


                              By:________________________________

                              Title:_____________________________


     The undersigned hereby acknowledges and consents to the terms and provisions of this Agreement.

GENERAL AMERICAN TRANSPORTATION
 CORPORATION


By:____________________________

Its:___________________________


     The undersigned hereby acknowledges the terms and provisions of this Agreement, and agrees to make payments in respect of interest and fees as described in Section 4(a) hereof, and further hereby confirms that it has recorded the assignment effected by this Agreement in the Register.

BANKERS TRUST COMPANY, as Agent


By:____________________________

Title:_________________________

                                        ANNEX I TO
                            ASSIGNMENT AND ASSUMPTION AGREEMENT


1.   Assignee's Share:

         (i)  Total Commitments                                $_____________

         (ii)  Assignee's Percentage (of
               Total Commitments)                               _____________%

        (iii)  Principal Amount of Assignee's
               Share of Commitments                            $_____________

2.   Address of Assignee for notice purposes:

                    _______________________
                    _______________________
                    _______________________
                    Attention:_____________
                    Telephone:_____________
                    Telex:_________________
                    (Answerback: __________)
                    Telecopier: ___________

3.   Lending Office(s) of Assignee:

     (a)  For Base Rate Loans:

                    ________________________
                    ________________________
                    ________________________

     (b)  For Eurodollar Loans:

                    ________________________
                    ________________________
                    ________________________

4.   Lending Office(s) of Assignor:

     (a)  For Base Rate Loans:

                    ________________________
                    ________________________
                    ________________________

     (b)  For Eurodollar Loans:

                    ________________________
                    ________________________
                    ________________________